EXHIBIT 10.3

STOCKHOLDERS AGREEMENT

OF

AMC ENTERTAINMENT HOLDINGS, INC.

June 11, 2007

(e)	Time Limitation	14
(f)	Other Securities	14
(g)	Certain Legal Requirements	14
(h)	Further Assurances	14
(i)	Expenses	14
(j)	Closing	15
(k)	Excluded Transactions	15

SECTION 6.	REGISTRATION RIGHTS	16

(a)	Demand Registrations	16
(b)	Piggyback Registrations	18
(c)	Holdback Agreements	19
(d)	Expenses	19
(e)	Registration Procedures	20
(f)	Conditions to Investor Rights; Indemnification by Investor	23
(g)	Indemnification and Contribution	24
(h)	Rule 144	27
(i)	Termination of Registration Rights	27
(j)	Delay of Registration	27

SECTION 7.	LEGEND ON CERTIFICATES	27

(a)	Legends	27

SECTION 8.	DURATION OF AGREEMENT	28

SECTION 9.	INFORMATION RIGHTS	28

(a)	Financial Statements and Other Information	28
(b)	Other Information	30

SECTION 10.	REGULATORY MATTERS	30

(a)	Cooperation of Other Stockholders	30
(b)	Covenant Not to Amend	30
(c)	Exception	30

SECTION 11.	EFFECTIVENESS OF AGREEMENT	30

SECTION 12.	DEFINITIONS	30

SECTION 13.	MISCELLANEOUS	40

iii

(a)	Successors, Assigns and Transferees	40
(b)	Competitive Opportunity	40
(c)	Specific Performance	40
(d)	Governing Law	41
(e)	Submission to Jurisdiction; Waiver of Jury Trial	41
(f)	Descriptive Headings	41
(g)	Notices	41
(h)	Recapitalization, Exchange, Etc. Affecting the Company’s Shares	44
(i)	Counterparts	44
(j)	Severability	44
(k)	Amendment	45
(l)	Tax Withholding	45
(m)	Integration	45
(n)	Further Assurances	46
(o)	No Strict Construction	46
(p)	No Third Party Beneficiaries.	46
(q)	No Recourse.	46
(r)	Termination of Initial Stockholders Agreement.	46

SCHEDULES

1	—	SCHEDULE OF OTHER AMC INVESTORS

2	—	SCHEDULE OF INVESTORS

10(b)	—	REGULATORY PROBLEM AGREEMENTS

EXHIBITS

A	—	FORM OF STOCKHOLDER JOINDER

B	—	REGULATORY SIDELETTER

C	—	MANAGEMENT STOCKHOLDERS AGREEMENT

iv

AMC ENTERTAINMENT HOLDINGS, INC.
STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (the “Agreement”), dated as of June 11, 2007 and effective as of the Effective Time (as defined below) by and among AMC Entertainment Holdings, Inc., a Delaware corporation (including its successors, the “Company”), J.P. Morgan Partners (BHCA), L.P., a Delaware limited partnership (“JPMP BHCA”), J.P. Morgan Partners Global Investors, L.P., a Delaware limited partnership (“JPMP Global”), J.P. Morgan Partners Global Investors (Cayman), L.P., a Cayman limited partnership (“JPMP Cayman”), J.P. Morgan Partners Global Investors (Cayman) II, L.P., a Cayman limited partnership (“JPMP Cayman II”), J.P. Morgan Partners Global Investors (Selldown), L.P., a Delaware limited partnership (“JPMP Selldown”), J.P. Morgan Partners Global Investors (Selldown) II, L.P., a Delaware limited partnership (“JPMP Selldown II”), JPMP Global Fund/AMC/Selldown II, L.P., a Delaware limited partnership (“JPMP AMC/Selldown II”), J.P. Morgan Partners Global Investors (Selldown) II-C, L.P., a Delaware limited partnership (“JPMP Selldown II-C”), AMCE (Ginger), L.P., a Delaware limited partnership (“Ginger”), AMCE (Luke), L.P., a Delaware limited partnership (“Luke”) and AMCE (Scarlett), L.P., a Delaware limited partnership (“Scarlett”, and together with JPMP BHCA, JPMP Global, JPMP Cayman, JPMP Cayman II, JPMP Selldown, JPMP Selldown II, JPMP AMC/Selldown II, JPMP Selldown II-C, Ginger, Luke, and any of their respective Permitted Transferees, the “JPMP Investors”), Apollo Investment Fund V, L.P., a Delaware limited partnership (“Apollo Fund V”), Apollo Overseas Partners V, L.P., a Cayman Island exempted limited partnership (“Apollo Overseas”), Apollo Netherlands Partners V(A), L.P., a Cayman Island exempted limited partnership (“Apollo Netherlands V(A)”), Apollo Netherlands Partners V(B), L.P., a Cayman Island exempted limited partnership (“Apollo Netherlands V(B)”), Apollo German Partners V GmbH & Co KG, a German limited partnership (“Apollo German Partners” and, together with Apollo Fund V, Apollo Overseas, Apollo Netherlands V(A) and Apollo Netherlands V(B), and any of their respective Permitted Transferees, the “Apollo Investors”), and the other entities listed on Schedule 1 attached hereto (together with any of their respective Permitted Transferees, the “Other AMC Investors”, and together with the JPMP Investors and Apollo Investors, the “JPMP/Apollo Investors”), and is made by and among the JPMP/Apollo Investors and Carlyle Partners III Loews, L.P. and CP III Coinvestment, L.P. (together with any of their respective Permitted Transferees, the “Carlyle Investors”), and Bain Capital Holdings (Loews) I, L.P. and Bain Capital AIV (Loews) II, L.P. (together with any of their respective Permitted Transferees, the “Bain Investors”), and Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P. and Spectrum IV Investment Managers’ Fund, L.P. (together with any of their respective Permitted Transferees, the “Spectrum Investors”, and together with the Carlyle Investors and the Bain Investors, the “BCS Investors”).  Each of the JPMP/Apollo Investors and the BCS Investors are sometimes referred to herein as an “Investor” and collectively as the “Investors” (and the terms “Investor” and “Investors” may include other Persons, as provided in the definition of such terms in Section 12 hereof) and the Company and the Investors, together with any subsequent stockholders which become parties hereto, are sometimes referred to herein individually by name or as a “Party” and collectively as the “Parties”.  The definitions of certain capitalized terms used herein are set forth in Section 12 hereto.

RECITALS

WHEREAS, the Company, Marquee Holdings Inc., a Delaware corporation (“Marquee”) and Marquee Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), are parties to that certain Agreement and Plan of Merger, dated as of June 11, 2007 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Marquee, with Marquee remaining as the surviving corporation (the “Merger”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the JPMP/Apollo Investors will receive shares of Class A-1 and Class A-2 Common Stock of the Company, par value $0.01 per share (collectively, the “Class A Common Stock”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the BCS Investors will receive shares of Class L-1 and Class L-2 Common Stock of the Company, par value $0.01 per share (collectively, the “Class L Common Stock”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, each of the stockholders of Marquee who held Class N Common Stock of Marquee, par value $0.01 per share, immediately prior to the Effective Time (collectively, the “Management Stockholders”) will receive shares of Class N Common Stock of the Company, par value $0.01 per share (the “Class N Common Stock”); and

WHEREAS, concurrently with the execution hereof, the Management Stockholders and the Company are entering into that certain Management Stockholders Agreement by and among the Company, the Principal Investors and the Management Stockholders substantially in the form of Exhibit C hereto (the “Management Stockholders Agreement”); and

WHEREAS, as of the Effective Time, each of the Investors will hold such number of shares of Stock representing such Investor’s Percentage Interest in the Company as listed on Schedule 2 attached hereto; and

WHEREAS, immediately prior to the Effective Time, Marquee and each of the Investors was party to that certain Second Amended and Restated Stockholders Agreement of Marquee, dated as of January 26, 2006 (the “Initial Stockholders Agreement”), and the Parties desire to enter into this Agreement to supersede and replace the Initial Stockholders Agreement and to set forth their respective rights and obligation with respect to their Shares; and

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

SECTION 1.                            TRANSFERS

(a)                            Transfer Restrictions.  Each of the Investors agrees and acknowledges that, except as provided in this Section 1, it will not, directly or indirectly (through one or more of its Affiliates or otherwise), Transfer any Shares except (i) for Permitted Transfers (in compliance with and subject to the provisions of Sections 2, 3 and 4 for Permitted Transfers within the meaning of clause (i) of the definition thereof occurring at any time prior to the IPO Date), provided that as a condition to any Permitted Transfer pursuant to clause (i), (ii) or (v) of the definition of Permitted Transfer (whether prior or subsequent to the IPO Date), the transferee of Shares in such Permitted Transfer shall agree in writing to be bound by, and to comply with, all applicable provisions of, and to be deemed to be an Investor for purposes of, this Agreement, (ii) after the Blockout Period and prior to the IPO Date, for Transfers of Shares in compliance with and subject to the provisions of Sections 2, 3 and 4, (iii) after the IPO Date, for Transfers of Shares in compliance with and subject to the provisions of Section 4, (iv) at any time prior to the IPO Date, for Transfers of Shares in an Exit Sale pursuant to Section 3 and (v) at any time after the IPO Date, for Transfers of Shares pursuant to a Public Sale in compliance with and subject to Section 1(c).  Notwithstanding and without limiting the foregoing, no Investor shall be permitted, without the prior written consent of the Requisite Stockholder Majority, to (i) Transfer any Shares to any Person that competes in any material respect with the business conducted by the Company or any of its Subsidiaries at the time of such proposed Transfer (except a Transfer pursuant to a Public Sale), (ii) pledge, hypothecate or grant any security interest in any Shares, or (iii) prior to the IPO Date, Transfer any Shares in any manner that would violate, cause a default, constitute a “change of control” or trigger a requirement to repurchase or offer to repurchase or similar event, under any of the Company’s or any of the Company’s Subsidiaries’ material debt agreements, indentures and other agreements or instruments evidencing material indebtedness of the Company or any of its Subsidiaries, as such agreements, indentures and instruments may be amended or modified from time to time in accordance with their terms; provided, that the foregoing clauses (i) and (iii) shall not apply to any Company Sale and; provided, further, that the foregoing clause (iii) shall not apply if in connection with such Transfer of Shares, the material indebtedness of the Company or any of its Subsidiaries is amended, modified or refinanced such that there does not exist a violation, default or “change of control” pursuant to such material indebtedness.  For purposes of determining whether a Transfer of Shares would constitute a “change of control,” Shares sold by any Investor pursuant to Tag-Along Rights provided in Section 4 shall be included in such calculation.  As a condition to any Transfer of Shares prior to the IPO Date (other than in connection with an Exit Sale), the transferee of such Shares shall (i) execute a counterpart of this Agreement in the form attached hereto as Exhibit A and become a party to this Agreement (ii) be bound by the terms hereof for all purposes hereunder and (iii) be treated as an Investor hereunder (but not as a Principal Investor unless (A) the transferor was a Principal Investor, and (B) each Principal Investor consents in their respective sole discretion) with the same rights and obligations of an Investor (but not as a Principal Investor unless (A) the transferor was a Principal Investor, and (B) each Principal Investor consents in their respective sole discretion) for all purposes of this Agreement.

(b)                           Transfer Notice.  Prior to any proposed Transfer of any Shares, the Investor holding such Shares to be Transferred shall give written notice to the Company of its intention to effect such Transfer (the “Transfer Notice”).  Such Transfer Notice shall set forth in reasonable detail the terms and conditions of such proposed Transfer, including (i) the percentage of such Selling Investor’s Shares that would be Transferred, (ii) the number of Shares proposed to be Transferred (the “Offered Shares”), (iii) the proposed amount and form of consideration to be paid for the Offered Shares and (iv) all other material terms of the proposed Transfer.  In the event that the terms and/or conditions set forth in the Transfer Notice are thereafter amended in any material respect, the Transfer Notice shall be of no further force and effect and the transferring Investor shall give a new Transfer Notice containing such amended terms and conditions.  Subject to compliance with Section 1, 2, 3 and 4 herein (including any applicable time periods set forth in those Sections), and subject to Section 6(c) herein, the Investor holding such Shares to be Transferred shall have the right, after receipt by the Company and the other Investors of the Transfer Notice, to Transfer Shares in accordance with the terms set forth in such Transfer Notice.

(c)                            Restrictions on Transfers under Rule 144.  After the IPO Date, each Specified Holder shall promptly notify each Related Holder when it has commenced a measurement period for purposes of the Rule 144 group volume limit in connection with a Transfer that is subject to such limit and what the volume limit for such measurement period, determined as of its commencement, will be.  Each Related Holder shall be entitled to effect Transfers that are subject to the Rule 144 group volume limit pro rata during the applicable measurement period based on the ratio of the relative number of Shares owned by such Related Holder to the number of Shares owned by all Specified Holders and Related Holders at the start of the measurement period.  In the event any Related Holder agrees to forego its full pro rata share of the Rule 144 group volume limit by written notice thereof to the Specified Holder and all other Related Holders, the remainder shall be reallocated pro rata among the Specified Holder and all other Related Holders in like manner (except that the Shares held by such foregoing Related Holder at the start of such measurement period shall be excluded from such calculation).  The provisions of this Section 1(c) shall not apply to any Transfer of Shares (i) pursuant to clause (i) of the definition of Public Sale or (ii) not subject to volume limitations under Rule 144.

SECTION 2.                            RIGHT OF FIRST OFFER

(a)                            Company Right of First Offer.  Subject to Section 2(i), if, at any time prior to the IPO Date, an Investor (a “Selling Investor”) proposes to Transfer any Shares to any Person (the “Offeror”), such Selling Investor shall comply with the provisions of this Section 2.  Within five (5) Business Days of receipt of the Transfer Notice (the “Company Election Period”), the Company shall have the irrevocable right to elect to purchase all, or a portion, of the Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice by delivery of a written notice to the Selling Investor (the “Company Election Notice”).  The Company Election Notice will be binding on and enforceable against the Company with respect to the purchase and sale of all of such Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice.

(b)                           Investor Right of First Offer.  If the Company elects not to exercise its right to purchase all of the Offered Shares within the Company Election Period or elects to purchase less than all of the Offered Shares, the Company shall give each Investor notice of such election and deliver to each Investor other than the Selling Investor (each, a “Non-Selling Investor”) and each Management Stockholder a copy of the Transfer Notice within two (2) Business Days after the expiration of the Company Election Period, then, within twelve (12) Business Days of the date the Company Election Period terminates (the “Investor Election Period”), each Non-Selling Investor shall have the right to elect (which election shall be irrevocable) to purchase up to that portion (pro rata based upon the relative number of Shares owned by such Non-Selling Investor to the Shares owned by all other Non-Selling Investors at such time) of the remaining Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice by delivery of a written notice to the Company (the “Investor Election Notice”).  The Investor Election Notice will be binding on and enforceable against each Non-Selling Investor with respect to the purchase and sale of all of such Offered Shares at the price and on the terms and conditions set forth in the Transfer Notice.

(c)                            Investor Over-Allotment Period.  If the Company has elected not to exercise its right to purchase all of the Offered Shares within the Company Election Period or elected to purchase less than all of the Offered Shares and the Non-Selling Investors have in the aggregate elected to purchase some but less than all of the Offered Shares, the Company shall give those Non-Selling Investors, if any, who elected to purchase all of the Offered Shares (a “Fully Subscribed Non-Selling Investor”) which were available to be purchased by them pursuant to Section 2(b), a notice within two (2) Business Days of the expiry of the Investor Election Period of the number of additional Offered Shares available to be purchased (the “Remaining Offered Shares”).  Each Fully Subscribed Non-Selling Investor may elect (which election shall be irrevocable) to purchase up to its pro rata share (based on the ratio of the relative number of Shares owned by such Fully Subscribed Non-Selling Investor to the number of Shares owned by all of the Fully Subscribed Non-Selling Investors) of the Remaining Offered Shares by delivery to the Company of a written notice (the “Second Investor Election Notice”) within seven (7) Business Days of the expiry of the Investor Election Period (the “Second Investor Election Period”).  In anticipation of the contingency that not all of the Remaining Offered Shares are elected to be purchased pursuant to the preceding sentence (any such Remaining Offered Shares not elected to be purchased, the “Additional Remaining Offered Shares”), each Fully Subscribed Non-Selling Investor may also elect prior to the expiry of the Second Investor Election Period (which election shall be made concurrently and on the same form as the election in the previous sentence, and in any event shall be irrevocable) to purchase up to all of the Additional Remaining Offered Shares; provided that the Investors shall, as much as reasonably practicable, consult with each other and coordinate the exercise of rights such that all Remaining Offered Shares and Additional Remaining Offered Shares are elected to be purchased and each shall use all reasonable efforts to inform the others of the actions it will take at least three (3) Business Days in advance of the expiration of the Second Investor Election Period and to inform each other as promptly as practicable of any change of intention made thereafter, but prior to the expiration of the Second Investor Election Period.  To the extent that there are Remaining Offered Shares and the Fully Subscribed Non-Selling Investors have, in the aggregate, elected to purchase more of the Remaining Offered Shares than are available, such Remaining Offered Shares shall be apportioned pro rata amongst the Fully Subscribed Non-Selling Investors who have elected to purchase Remaining Offered Shares (determined based on the ratio of the number of Shares owned by each such Fully Subscribed Non-Selling Investor who has elected to purchase more than their pro rata portion of Remaining Offered Shares to the aggregate number of Shares held by all such Fully Subscribed Non-Selling Investors who have elected to purchase more than their pro rata portion of Remaining Offered Shares).

(d)                           Restrictions.  The right of each of the Company and the Non-Selling Investor as provided for in this Section 2 will be void ab initio if the Company Election Notice, all Investor Election Notices and all Second Investor Election Notices, collectively constitute an offer to purchase less than all of such Offered Shares.

(e)                            Exercise.  Provided that the Company Election Notice, all Investor Election Notices and all Second Investor Election Notices, collectively constitute an offer to purchase all of such Offered Shares, then within ten (10) days of receipt of the Company Election Notice, the Investor Election Notice, and the Second Investor Election Notice, as the case may be, either the Company or any Non-Selling Investor, or both (in each case, the “Electing Party”), shall deliver to the Selling Investor (by certified check or wire transfer in immediately available funds to an account specified by the Selling Investor) the purchase price of such Offered Shares to be purchased by the Electing Party, and the Selling Investor shall deliver stock certificates duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Transferred Shares as may be reasonably requested by the Electing Party with all stock transfer taxes paid and stamps affixed.  If any Governmental Approval is required in connection with any such purchase of Offered Shares and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of the purchase of all Offered Shares shall take place on the third Business Day after such Governmental Approval has been completed or obtained.  The Selling Investor and the Electing Party shall each use reasonable efforts to complete or obtain any such required Governmental Approval; provided, however, that neither the Selling Investor nor the Electing Party shall be required to agree to any divestiture or operational constraint or pay any material amount of money (other than the filing fee payable in connection with any notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or in connection with any notification or filing under any foreign competition laws which shall be paid by such Electing Party) as a condition of obtaining such Governmental Approval.   If each of the Parties has acted in good faith to complete or obtain any such required Governmental Approval and such Governmental Approval has not been completed or obtained on or before the date which is ninety (90) days after receipt by the Selling Investor of the Company Election Notice, the Investor Election Notice or the Second Investor Election Notice, as the case may be, the proposed sale of Offered Shares subject to such required Governmental Approval shall be cancelled with respect to such Electing Party and, for all purposes, such Electing Party shall be deemed to have elected not to purchase such Offered Shares pursuant to this Section 2, and the Selling Investor shall be free to Transfer the Offered Shares to (i) any Non-Selling Investors, if any remain, and the Company in accordance with this Section 2; provided, that the right of each of the Company and such Non-Selling Investors set forth in this Section 2 will be void ab initio if the Company and such Non-Selling Investors, collectively, offer to purchase less than all of the Offered Shares or (ii) in the absence of any remaining Non-Selling Investor, the Offeror.  Each Electing Party shall only be required to give customary representations and warranties, including legal authority and capacity, non-contravention of other agreements to which it is a party and customary stock investor representations.  Each Electing Party shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Transfer Notice) as a condition to the exercise of such holder’s rights to Transfer Shares under this Section 2.

(f)                              Acceptance of Offer.  Subject to Section 4, if the Company and the Non-Selling Investors have not collectively elected to purchase all of the Offered Shares prior to the expiry of the Investor Election Period or the Second Investor Election Period, as the case may be, the Selling Investor shall have the right to Transfer the Offered Shares specified in the Transfer Notice in accordance with the terms of this Agreement, but only at a price and upon terms and conditions in the aggregate no less favorable to the Selling Investor than those stated in the Transfer Notice and only if the consummation of sale occurs on a date within ninety (90) days from the end of the Investor Election Period or the Second Investor Election Period, as the case may be.

(g)                           Consideration.  For purposes of calculating the purchase price of any such Transfer, if any portion of the consideration is paid other than in cash, the Fair Market Value of any non-cash consideration shall be determined in accordance with the definition of Fair Market Value and any Electing Party may deliver an amount of cash equal to the Fair Market Value of such non-cash consideration in consideration for the Shares to be purchased by such Electing Party.

(h)                           Closing.  The closing of the transactions contemplated by this Section 2 shall occur at the principal place of business of the Company unless otherwise agreed to in writing by the parties to such transaction.

(i)                               Certain Provisions Applicable to the ROFO.  Notwithstanding the foregoing: (i) prior to any Transfer of Shares by a Selling Investor pursuant to this Section 2, the Selling Investor shall, after complying with the provisions of this Section 2, comply with the provisions of Section 4 hereof, if applicable; (ii) neither the Company nor any Investor shall be entitled to the right of first offer (“ROFO”) under this Section 2 with respect to a Permitted Transfer of any Shares within the meaning of clauses (ii), (iii), (iv), or, in the event the Transfer is pursuant to a registration involving an Initial Public Offering, (v) of the definition of Permitted Transfer; (iii) no Investor shall be entitled to the ROFO under this Section 2 at any time that it owns less than 5% of such Investor’s Initial Investor Shares; (iv) no Investor shall be entitled to the ROFO under this Section 2 in connection with a Company Sale that is a merger, consolidation, business combination or similar transaction involving a sale of all or substantially all of the Company; and (v) no Investor shall be entitled to the ROFO under this Section 2 in connection with an Exit Sale pursuant to Section 3.

(j)                               Time Limitation.  If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Selling Investor has not completed the proposed Transfer, the Transfer Notice shall be null and void, and it shall be necessary for a separate Transfer Notice to be delivered, and the terms and provisions of this Section 2 separately complied with, in order to consummate such Transfer pursuant to this Section 2.

(k)                            Investor Expenses.  The Company will pay the reasonable fees and expenses of legal counsel (and such local counsel as may be appropriate) for the Spectrum Investors, collectively, until such time as the Spectrum Investors collectively cease to hold Investor Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors (as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events), and legal counsel (and such local counsel as may be appropriate) for each of the Principal Investors, in connection with any transaction that is the subject of this Section 2.

SECTION 3.                            DRAG-ALONG RIGHTS

(a)                            Drag-Along Right.  At any time prior to the IPO Date, Investors constituting a Requisite Stockholder Majority (collectively, the “Drag-Along Sellers”) may require each other Investor (the “Required Sellers”) to participate in any Company Sale pursuant to which the Drag-Along Sellers are Transferring at least 90% of the then outstanding Shares then held by the Drag-Along Sellers for consideration consisting of cash and cash equivalents (an “Exit Sale”) to an Independent Third Party (a “Drag-Along Transferee”) in a bona fide arm’s length transaction or series of transactions (including pursuant to a stock sale, asset sale, recapitalization, tender offer, merger or other business combination transaction or otherwise) at the purchase price and upon the terms and subject to the conditions of the Exit Sale (all of which shall be set forth in the Drag-Along Notice as hereinafter defined).  In connection with an Exit Sale, the Company may also require each Required Seller to vote in favor of such Exit Sale or act by written consent approving the same with respect to all Shares owned by such Required Seller, as necessary or desirable to authorize, approve and adopt the Exit Sale.  Without limiting the foregoing, if an Exit Sale requires the approval of the Company’s stockholders, each Investor shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such Exit Sale or Company Sale.  In the event that a sale is proposed pursuant to this Section 3, all outstanding proposals to Transfer Shares shall immediately be withdrawn and no Transfer of Shares shall be consummated until the expiration of the time period provided for in Section 3(e).  The consummation of an Exit Sale by the Drag-Along Sellers shall be subject to the sole discretion of the Drag-Along Sellers, who shall have no liability or obligation whatsoever (other than compliance with this Section 3) to any Required Sellers participating therein in connection with such Required Sellers’ Transfer of Shares.

(b)                           Notice.  The rights set forth in Section 3(a) shall be exercised by the Drag-Along Sellers giving written notice (the “Drag-Along Notice”) to each Required Seller and the Company, at least ten (10) Business Days prior to the date on which the Drag-Along Sellers expect to consummate the Transfer giving rise to such Drag-Along Right.  In the event that the terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect, the Drag-Along Sellers shall give written notice (an “Amended Drag-Along Notice”) of the amended terms and conditions of the proposed Transfer to each Required Seller and the Company.  Each Drag-Along Notice and Amended Drag-Along Notice shall set forth:  (i) the name of the Drag-Along Transferee and the amount of Shares proposed to be purchased by such Drag-Along Transferee, (ii) the proposed amount and type of consideration and material terms and conditions of payment offered by the Drag-Along Transferee, and (iii) a summary of any other material terms pertaining to the Transfer.

(c)                            Exercise.  All Transfers of Shares to the Drag-Along Transferee pursuant to this Section 3 shall be consummated simultaneously at the offices of the Company, unless the Drag-Along Sellers elect otherwise, on the later of (i) a Business Day not less than ten (10) or more than sixty (60) days after the Drag-Along Notice is received by such Required Sellers and the Company or (ii) the third Business Day following receipt of all material Governmental Approvals, or at such other time and/or place as each of the parties to such Transfers may agree.

The delivery of stock certificates shall be made on such date, against payment of the purchase price for such Shares, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares as may be reasonably requested by the Drag-Along Sellers and the Company, with all stock transfer taxes paid and stamps affixed.  Each Required Seller shall receive the same form and amount of consideration received by the Drag-Along Sellers per Share.  To the extent that the Parties (or any successors thereto) are to provide any indemnification or otherwise assume any other post-closing liabilities, the Drag-Along Sellers and all Required Sellers selling Shares in a transaction under this Section 3 shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares being sold by each) and their respective potential liability thereunder shall not exceed the proceeds received.  Furthermore, each Required Seller shall only be required to give customary representations and warranties, including title to Shares conveyed, legal authority and capacity, and non-contravention of other agreements to which it is a party, with respect to which indemnification or other post-closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Required Seller) and their respective potential liability thereunder shall not exceed the proceeds received; provided, that in connection with such transaction no Investor shall be required to enter into any non-competition agreement.  Each Required Seller shall be required to enter into any instrument, undertaking or obligation necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such sale (as specified in the Drag-Along Notice) in connection with this Section 3.

(d)                           Time Limitation.  If at the end of the 90th day after the receipt of the Drag-Along Notice the Drag-Along Sellers have not completed the proposed Transfer, the Drag-Along Notice shall be null and void, and it shall be necessary for a separate Drag-Along Notice to be delivered, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Transfer pursuant to this Section 3; provided, that such 90 day time period may be extended at the option of the Drag-Along Sellers for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer has resulted from the failure to obtain the necessary Governmental Approvals with respect to the Exit Sale.

(e)                            Investor Expenses.  The Company will pay the reasonable fees and expenses of legal counsel (and such local counsel as may be appropriate) for the Spectrum Investors, collectively, until such time as the Spectrum Investors collectively cease to hold Investor Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors (as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events), and legal counsel (and such local counsel as may be appropriate) for each of the Principal Investors, in connection with any transaction that is the subject of this Section 3.

SECTION 4.                            TAG-ALONG RIGHTS

(a)                            Notice.  Subject to Section 4(d) and after complying with the provisions of Section 2 to the extent applicable, if at any time (including, for the avoidance of doubt, following the IPO Date) a Selling Investor (referred to in this Section 4 as the “Tag-Along Seller”) proposes to Transfer Shares held by such Tag-Along Seller to any Person other than the Company (except where the Tag-Along Seller is a Principal Investor and the transferee is the Company, in which case the provisions of this Section 4 will apply) or the Non-Selling Investors pursuant to Section 2, whether in one transaction or in a series of related transactions, then such Tag-Along Seller shall comply with the provisions of this Section 4.  In addition to the information required to be provided in the Transfer Notice pursuant to Section 1(b), the Tag-Along Seller shall provide additional information with respect to the proposed Transfer as reasonably requested by the Non-Selling Investors to the Company.  Following receipt of such additional information, the Company shall promptly deliver such additional information to the Management Stockholders and the Non-Selling Investors.

(b)                           Tag-Along Right.  If the Company and the Non-Selling Investors have in the aggregate not elected to purchase all of the Offered Shares pursuant to Section 2, the Company shall give the Non-Selling Investors and the Management Stockholders, a notice within two (2) Business Days after the expiry of the Investor Election Period or the Second Investor Election Period, as the case may be, that all of the Offered Shares were not elected to be purchased and informing such Non-Selling Investor of their opportunity to participate in a tag-along sale pursuant to this Section 4 and informing the Management Stockholders of their opportunity to participate in the tag-along sale pursuant to the Management Stockholders Agreement.  The Non-Selling Investors and the Management Stockholders shall have the right, exercisable upon written notice to the Tag-Along Seller within seven (7) Business Days after the expiration of the Investor Election Period or the Second Investor Election Period, as the case may be (the “Tag-Along Election Period”), to participate in the proposed Transfer by the Tag-Along Seller to any Person (the “Tag-Along Transferee”) on the terms and conditions set forth in such Transfer Notice (such participation rights being hereinafter referred to as “Tag-Along Rights”).  Any Non-Selling Investor and any Management Stockholder that has not notified the Tag-Along Seller of its intent to exercise Tag-Along Rights within the Tag-Along Election Period shall be deemed to have elected not to exercise such Tag-Along Rights with respect to the sale contemplated by such Transfer Notice and the Tag-Along Seller and the Non-Selling Investors and the Management Stockholders who have exercised such Tag-Along Rights shall thereafter be free to Transfer to the Tag-Along Transferee at a per share price no greater than the per share price set forth in the Transfer Notice with respect to such Transfer and on other terms and conditions that are not materially more favorable to the Tag-Along Seller and the Non-Selling Investors and the Management Stockholders who have exercised such Tag-Along Rights than those set forth in such Transfer Notice, without any further obligation to such Non-Selling Investor(s) and Management Stockholder(s) pursuant to this Section 4(b) that have not provided notice to exercise Tag-Along Rights.  Each Non-Selling Investor and Management Stockholder that elects to exercise Tag-Along Rights may participate with respect to the Shares owned by such Investor or with respect to the number of whole Restricted Shares (as defined in the Management Stockholders Agreement), including any (a) Restricted Shares issuable upon exercise of Vested Options (as defined in the Management Stockholders Agreement) or (b) any Restricted Shares that will be issuable pursuant to options that vest as a result of the consummation of the Transfer to the Tag-Along Transferee (collectively, “Management Shares”), as the case may be, in an amount equal to the product obtained by multiplying (i) in the case of Non-Selling Investor, the aggregate number of Shares owned by such Non-Selling Investor on the date of the sale and, in the case of a Management Stockholder, the aggregate number of Management Shares owned by such Management Stockholder on the date of the Sale by (ii) a fraction, the numerator of which is equal to the number of Shares proposed to be sold by the Tag-Along Seller and the denominator of which is the aggregate number of Shares owned by the Tag-Along Seller (the “Eligible Shares”).  If one or more Non-Selling Investors and Management Stockholders elects not to include the maximum number of Eligible Shares in a proposed sale, the Tag-Along Seller shall give prompt notice to each other participating Non-Selling Investors and participating Management Stockholders and such other participating Investor and participating Management Stockholders may sell in the proposed sale a number of additional Shares or Management Shares, as the case may be, owned by any of them equal to their pro rata portion (based upon the aggregate number of Shares owned by such Investor or the aggregate number of Management Shares owned by such Management Stockholder, as the case may be, relative to the aggregate number of Shares and Management Shares owned by all Investors and Management Stockholders) of the number of Shares and Management Shares eligible to be included in the proposed Transfer.  Such additional Shares and Management Shares which any such Non-Selling Investor(s) or Management Stockholder(s) proposes to sell shall not be included in the calculation of Eligible Shares of such Non-Selling Investor or Management Stockholder.  To the extent that the total number of Shares and Management Shares proposed to be sold by the Tag-Along Seller and the number of Eligible Shares proposed to be Transferred by all of the Non-Selling Investors and Management Stockholders collectively exceeds the number of Shares and Management Shares that the Tag-Along Transferee is willing to acquire, the number of Shares and Management Shares that the Tag-Along Seller and each Non-Selling Investor and Management Stockholder propose to Transfer will be reduced pro rata based upon the relative number of Shares and Management Shares that the Tag-Along Seller and each such Non-Selling Investor and Management Stockholder had proposed to Transfer.

(c)                            Exercise.  At the closing of the Transfer to any Tag-Along Transferee pursuant to this Section 4, the delivery of stock certificates shall be made on such date by the Tag-Along Seller and such Non-Selling Investors and Management Stockholders exercising Tag-Along Rights, against payment of the purchase price for such Shares and Management Shares, duly endorsed for Transfer or with duly executed stock powers or similar instruments, or such other instrument of Transfer of such Shares and Management Shares as may be reasonably requested by the Tag-Along Transferee and the Company, with all stock transfer taxes paid and stamps affixed.  The consummation of such proposed Transfer shall be subject to the sole discretion of the Tag-Along Seller, who shall have no liability or obligation whatsoever (other than compliance with this Section 4) to any Non-Selling Investor or Management Stockholder participating therein in connection with such Non-Selling Investor’s or Management Stockholder’s Transfer of Shares or Management Shares.  Each Non-Selling Investor and Management Stockholder exercising Tag-Along Rights shall receive the same amount and form of consideration received by the Tag-Along Seller per each Share on the same terms and conditions as the Tag-Along Seller.  To the extent that the Parties (or any successors thereto) are to provide any indemnification or otherwise assume any other post-closing liabilities, the Tag-Along Seller and all Non-Selling Investors and Management Stockholders exercising Tag-Along Rights shall do so severally and not jointly (and on a pro rata basis in accordance with the Shares being Transferred by each), and their respective potential liability thereunder shall not exceed the proceeds received.  Furthermore, each Investor shall only be required to give customary representations and warranties, including title to Shares conveyed, legal authority and capacity, and non-contravention of other agreements to which it is a party, with respect to which indemnification or other post-Closing liabilities shall be several and not joint (and only as to the representations and warranties given by such Investor) and their respective potential liability thereunder shall not exceed the proceeds received; provided, that in connection with such transaction no Investor or Management Stockholder shall be required to enter into any non-competition agreement.  If any Governmental Approval is required in connection with any such Transfer of Shares and such Governmental Approval has not been completed or obtained on or prior to the date scheduled for closing, the closing of Transfer of Shares and Management Shares shall take place on the third Business Day after such Governmental Approval has been completed or obtained.  Each participating Investor shall be required to enter into any instrument, undertaking, obligation or make any filing necessary or reasonably requested and deliver all documents necessary or reasonably requested in connection with such Transfer (as specified in the Transfer Notice) as a condition to the exercise of such holder’s rights to Transfer Shares under this Section 4.

(d)                           Certain Restrictions.  Notwithstanding the foregoing, no Tag-Along Rights of any Investor or Management Stockholder shall apply hereunder with respect to any Transfers pursuant to (i) any Permitted Transfer within the meaning of clauses (ii), (iii), (iv) or (v) of the definition of Permitted Transfer, (ii) any Transfer pursuant to a Public Sale, (iii) any Exit Sale pursuant to Section 3 or (iv) in the case of Management Stockholders, pursuant to Transfers in which the Management Stockholders do not have tag along rights pursuant to Section 4 of the Management Stockholders Agreement.

(e)                            Time Limitation.  If at the end of the 90th day after the end of the Investor Election Period or the Second Investor Election Period, as the case may be, the Tag-Along Seller has not completed the proposed Transfer, the Transfer Notice shall be null and void, and it shall be necessary for a separate Transfer Notice to be delivered, and the terms and provisions of this Section 4 separately complied with, in order to consummate such Transfer pursuant to this Section 4; provided, that such 90 day time period may be extended at the option of the Tag-Along Seller for a reasonable period of time not to exceed an additional 90 days to the extent that the failure to complete the proposed Transfer has resulted from the failure to obtain the necessary Governmental Approvals with respect to the Transfers.

(f)                              Investor Expenses.  The Company will pay the reasonable fees and expenses of legal counsel (and such local counsel as may be appropriate) for the Spectrum Investors, collectively, until such time as the Spectrum Investors collectively cease to hold Investor Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors (as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events), and legal counsel (and such local counsel as may be appropriate) for each of the Principal Investors, in connection with any transaction that is the subject of this Section 4.

SECTION 5.                            PARTICIPATION RIGHTS

(a)                            Participation Rights.  Except as otherwise provided in Section 5(k), on or prior to the IPO Date, the Company shall not, and shall not permit any Subsidiary (the Company and each Subsidiary, as “Issuer”) to, issue or sell any Shares, shares of stock or other securities (including debt securities or other evidences of indebtedness) which are directly or indirectly convertible into or exchangeable or exercisable for any shares of stock or other equity securities, in each case, to any Person or Persons, including by means of a public offering (each an “Issuance” of “Subject Securities”), except in compliance with this provisions of this Section 5.

(b)                           Offer.  At least ten (10) Business Days prior to the consummation of an Issuance, a notice (the “Participation Notice”) shall be delivered by the Issuer and received by each Investor (the “Participating Offerees”).  The Participation Notice shall include:

(i)                                     the principal terms and conditions of the proposed Issuance, including (A) the amount, type and terms of the Subject Securities to be included in the Issuance, (B) the number of Equivalent Shares represented by such Subject Securities, if applicable, (C) each Participating Offeree’s pro rata share of such Subject Securities based on such Participating Offeree’s Percentage Interest in the Company (the “Participation Portion”), (D) the price (including, if applicable, the maximum and minimum price per Equivalent Share) per unit of the Subject Securities, including a description of any non-cash consideration that is sufficiently detailed to permit valuation thereof, (E) the proposed manner of disposition, (F) the name and address of the Person to whom the Subject Securities will be issued (the “Prospective Subscriber”) and (G) if known, the proposed Issuance date; and

(ii)                                  an offer by the Issuer to issue, at the option of each Participating Offeree, to such Participating Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Participating Offeree (not to exceed such Participating Offeree’s Participation Portion), on the same terms and conditions as each unit of Subject Securities issued to Prospective Subscribers.

(c)                            Exercise.  Each Participating Offeree desiring to accept the offer contained in the Participation Notice shall accept such offer by delivering a written notice of such acceptance to the Issuer within ten (10) Business Days after the receipt of the Participation Notice specifying the amount of Subject Securities (not to exceed such Participating Offeree’s Participation Portion) which such Participation Offeree desires to be issued (each a “Participating Buyer”).  Each Participation Offeree who does not accept such offer in compliance with the above requirements, including the applicable time periods, shall be deemed to have waived all of such Investor’s rights to participate in such Issuance, and the Issuer shall thereafter be free to issue Subject Securities in such Issuance to the Prospective Subscriber and any Participating Buyers, at a price no less than the minimum price set forth in the Participation Notice and on other principal terms in the aggregate not substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, without any further obligation to such non-accepting Participating Offerees pursuant to this Section 5.  If, prior to consummation, the terms and conditions of such proposed Issuance as set forth in the Participation Notice shall change with the result that the price shall be less than the minimum price set forth in the Participation Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Participation Notice, it shall be necessary for the Issuer to give written notice (an “Amended Participation Notice”) in order to consummate such Issuance; provided, however, that if an Amended Participation Notice is issued, each Participating Buyer shall have an additional five (5) Business Days to exercise its right of participation as provided in this Section 5.

(d)                           Irrevocable Acceptance.  The acceptance of each Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of

Subject Securities issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer’s written commitment.

(e)                            Time Limitation.  If at the end of the 90th day after the receipt of the Participation Notice the Issuer has not completed the Issuance, the Participation Notice shall be null and void, and it shall be necessary for a separate Participation Notice to be delivered, and the terms and provisions of this Section 5 separately complied with, in order to consummate such Issuance pursuant to this Section 5.

(f)                              Other Securities.  The Issuer may condition the participation of the Participating Offerees in an Issuance upon the purchase by such Participating Offerees of any securities (including debt securities) other than Subject Securities (“Other Securities”) in the event that the participation of the Prospective Subscriber(s) in such Issuance is so conditioned.  In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the proportion of Other Securities to Subject Securities being acquired by the Prospective Subscriber(s) in the Issuance, on the same terms and conditions as each unit of Subject Securities and Other Securities being issued to the Prospective Subscriber(s).

(g)                           Certain Legal Requirements.  In the event that the participation in the Issuance by a Participation Offeree as a Participating Buyer would require under applicable law (i) the registration or qualification of such Subject Securities or of any Person as a broker or dealer or agent with respect to such Subject Securities where such registration or qualification is not otherwise required for the Issuance or (ii) the provision to any participant in the Issuance of any specified information regarding the Company or any of its Subsidiaries or the Subject Securities that is not otherwise required to be provided for the Issuance, such Participation Offeree shall not have the right to participate in the Issuance.  Without limiting the generality of the foregoing, it is understood and agreed that the Issuer shall not be under any obligation to effect a registration of such Subject Securities under the Securities Act or similar state statutes.

(h)                           Further Assurances.  Each Participating Buyer shall take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order to expeditiously consummate each Issuance pursuant to this Section 5 and any related transactions, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns and other documents or instruments with governmental authorities; and otherwise cooperating with the Issuer and the Prospective Subscriber.  Without limiting the generality of the foregoing, each such Participating Buyer agrees to execute and deliver such subscription and other agreements specified by the Issuer to which the Prospective Subscriber will be party.

(i)                               Expenses.  All costs and expenses incurred by the Issuer in connection with any proposed Issuance of Subject Securities (whether or not consummated), including all attorneys’ fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company.  Each Participating Buyer may retain, and the Company will pay the reasonable fees and expenses of, legal counsel (and such local counsel as may be appropriate) in connection with such proposed Issuance of Subject Securities (whether or not consummated).  Any other costs and expenses incurred by or on behalf of any Participating Buyer in connection with such proposed Issuance of Subject Securities (whether or not consummated) shall be borne by such Participating Buyer.

(j)                               Closing.  The closing of an Issuance pursuant to this Section 5 shall take place (i) on the proposed date of Issuance, if any, set forth in the Participation Notice (provided that consummation of any Issuance may be extended beyond such date to the extent necessary to obtain any applicable governmental approval or other required approval or to satisfy other conditions), (ii) if no proposed Issuance date was required to be specified in the Participation Notice, at such time as the Issuer shall specify by notice to each Participating Buyer, provided that such closing with respect to a Participating Buyer shall not (without the consent of such Participating Buyer) be prior to the date that is ten (10) Business Days after the Company issues the applicable Participation Notice and (iii) at such place as the Issuer shall specify by notice to each Participating Buyer.  At the closing of any Issuance under this Section 5, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Securities) to be issued to such Participating Buyer, registered in the name of such Participating Buyer or any designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

(k)                            Excluded Transactions.  The provisions of this Section 5 shall not apply to Issuances by the Company as follows:

(i)                                     any Issuance of Stock upon the exchange, exercise or conversion of any Options, Warrants or Convertible Securities outstanding at the Effective Time or issued after the Effective Time in compliance with the provisions of this Section 5;

(ii)                                  any Issuance of Stock at the Effective Time in connection with the consummation of the transactions contemplated by the Merger Agreement;

(iii)                               any Issuance of Stock, Options, Warrants or Convertible Securities to officers, employees, directors or consultants of the Company or its Subsidiaries pursuant to any Board approved plan or other arrangement validly adopted by the Board;

(iv)                              any Issuance of Stock pursuant to an Initial Public Offering;

(v)                                 any Issuance to the extent approved by the Requisite Stockholder Majority (a) to stockholders and management of a target entity in connection with any business combination or acquisition transaction involving the Company or any of its Subsidiaries or (b) in connection with any joint venture or strategic partnership;

(vi)                              any Issuance of shares of Stock in connection with any stock split, stock dividend or similar recapitalization approved by the Requisite Stockholder Majority;

(vii)                           any Issuance in exchange for debt securities; or

(viii)                        any Issuance by a Subsidiary to the Company or a wholly-owned Subsidiary of the Company.

SECTION 6.                            REGISTRATION RIGHTS

(a)                            Demand Registrations.

(i)                                     Right to Demand Registration.  Subject to the terms of any holdback agreement as provided in Section 6(c) and the limitations provided in this Section 6(a)(i) and Section 6(a)(ii), the Investors shall each have the right at any time following the IPO Date to make a written request of the Company for registration (including a Shelf Registration) with the Securities and Exchange Commission (the “Commission”), under and in accordance with the provisions of the Securities Act, of all or part of the Registrable Stock beneficially owned and held of record by such Investor (each a “Demand Registration” and such Investor, the “Demanding Investor”); provided, that during the first two years following the IPO Date, the consent of at least two of the Principal Investors shall be required prior to any Investor exercising a Demand Registration (it being understood that if the Demanding Investor is a Principal Investor the consent of only one additional Principal Investor shall be required to exercise a Demand Registration); and provided, further, that the Company may defer such Demand Registration for a single period not to exceed 90 days during any one year period if the Board determines in the exercise of its reasonable judgment that to effect such Demand Registration at such time would have a material adverse effect on the Company, including interfering with any pending or potential acquisition, disposition or securities offering of the Company.  Within ten (10) days after receipt of the request for a Demand Registration in accordance with this Section 6(a)(i) and Section 6(a)(ii), the Company will send written notice (the “Demand Notice”) of such registration request and its intention to comply therewith to all of the Investors and, subject to Section 6(a)(iii) below, the Company will include in such registration all the Registrable Stock with respect to which the Company has received written requests from any Investor for inclusion therein within twenty (20) Business Days after the date such Demand Notice is received.  All requests made pursuant to this Section 6(a)(i) will specify the aggregate quantity of Registrable Stock requested to be registered and will also specify the intended methods of disposition thereof.  Upon receipt of a Demand Notice, the Company shall use its commercially reasonable efforts to effect registration of the Registrable Stock to be registered in accordance with the intended method of distribution specified in writing by the Demanding Investor as soon as practicable and to maintain the effectiveness of such registration until the first to occur of (A) the completion of such distribution or (B) ninety (90) days (one-hundred eighty (180) days in the case of a Shelf Registration); provided, however, that if the Company becomes and is at the time of its receipt of a Demand Notice a “well-known seasoned issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405 promulgated under the Securities Act), the Company shall cause any Shelf Registration pursuant to this Section 6 to be effected pursuant to an “automatic shelf registration statement” (as defined in Rule 405 promulgated under the Securities Act).  If available to the Company, the Company will effect such registration on Form S-3 or any equivalent or successor form under the Securities Act in which event it shall use its commercially reasonable efforts to maintain the effectiveness of such registration for a period of one-hundred eighty (180) days.

(ii)                                  Number of Demand Registrations.  Notwithstanding the foregoing Section 6(a)(i) and subject to the restrictions therein and herein, (A) each of the Principal Investors and the Spectrum Investors shall have the right to an unlimited number of Demand Registrations of their respective Registrable Stock on Form S-3 or any equivalent or successor form under the Securities Act, but no more than two such Demand Registrations shall be effected within any 12 month period, and the right to no more than two Demand Registrations of their respective Registrable Stock on Form S-1 or any equivalent or successor form under the Securities Act and (B) the Investors that are not Principal Investors or Spectrum Investors, as a group, shall have the right to no more than one Demand Registration, which Demand Registration shall be on Form S-3 or any equivalent or successor form under the Securities Act (the “Coinvestor Demand”), and shall have no right to a Demand Registration on Form S-1 or any equivalent or successor form under the Securities Act; provided, however, the Company need not effect a Demand Registration on behalf of any such Investors that are not Principal Investors or Spectrum Investors unless such Investors that are not Principal Investors or Spectrum Investors are requesting a Demand Registration with respect to Registrable Stock with an aggregate price to the public of at least $200 million. The Company shall not be required to cause a registration pursuant to Section 6(a)(i) to be declared effective within a period of 90 days after the date any other Company registration statement was declared effective pursuant to a Demand Registration request or a filing for the Company’s own behalf.  A Demand Registration may be withdrawn prior to the filing of the registration statement with respect to such Demand Registration by the Investor that made such Demand Registration request and a registration statement may be withdrawn prior to the effectiveness thereof by the holders of a majority of the Registrable Stock included therein, and, in either such event, such withdrawal shall not be treated as a Demand Registration for purposes of this Section 6(a)(ii).  Investors owning a majority of Registrable Stock with respect to a Coinvestor Demand shall have the right to control all decisions regarding such Coinvestor Demand (including whether to effectuate or terminate such Coinvestor Demand).

(iii)                               Priority on Demand Registrations.  If in any Demand Registration the managing underwriter or underwriters thereof if such registration is underwritten, advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering, including an impact on the selling price and other terms of such offering (an “Underwriter Cutback”), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering, as follows: first, the securities which the Investors, including the Demanding Investor(s) (pro rata among all such Investors on the basis of the relative percentage of Registrable Stock then held by all Investors who have requested that securities owned by them be so included), propose to sell; second, the securities of any additional holders of the Company’s securities eligible to participate in such offering, pro rata among all such Persons on the basis of the relative percentage of such securities then held by each of them; and third, the securities proposed to be sold by the Company in such offering, if any.  For purposes of any Underwriter Cutback pursuant to this Section 6(a)(iii), all Registrable Stock proposed to be sold by any Investor shall also include any Registrable Stock proposed to be sold by the partners, retired partners, shareholders or Affiliates of such Investor, or the estates and family members of any such Investor or such partners or retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Investor or such partners, retired partners, trusts or Affiliates, any Charitable Organization to which any of the foregoing shall have contributed Registrable Stock prior to the execution of the underwriting agreement in connection with such Demand Registration, and such Investor and other Persons shall be deemed to be a single selling Investor, and any pro rata reduction with respect to such Investor shall be based upon the aggregate amount of Registrable Stock proposed to be sold by all entities and individuals included in such selling Investor, as defined in this sentence.  In the event that there has been no Underwriter Cutback and the managing underwriter or Demanding Investor determines that additional securities of the Company may be sold in any Demand Registration without having a material adverse effect on the success of the offering, the Company may include such securities to be issued and sold by the Company or comparable securities held by Persons other than the Parties.

(iv)                              Selection of Underwriters.  Except with respect to any Initial Public Offering, in which case the managing underwriter or underwriters shall be chosen by the Requisite Stockholder Majority, if a Demand Registration is to be an underwritten offering, the holders of a majority of the Registrable Stock to be included in such Demand Registration will select a managing underwriter or underwriters.

(b)                           Piggyback Registrations. If the Company at any time proposes to register under the Securities Act any Stock or any security convertible into or exchangeable or exercisable for Stock, whether or not for sale for its own account and other than pursuant to a Demand Registration (it being understood that an Investor may include its Registrable Stock in a registration effected pursuant to a Demand Registration in accordance with Section 6(a)), on a form and in a manner which would permit registration of the Registrable Stock held by an Investor for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Investor not later than thirty (30) days prior to the filing thereof.  Each Investor shall have the right to request that all or any part of its Registrable Stock be included in such registration.  Each Investor can make such a request by giving written notice to the Company within ten (10) Business Days after the receipt of the Company’s notice of the proposed registration; provided, however, that if the registration is an underwritten registration and there is an Underwriter Cutback, the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering, as follows: first, the securities which the Company proposes to sell; second, the Registrable Stock of such Investors, pro rata among all such Investors on the basis of the relative percentage of Registrable Stock then held by all Investors who have requested that Registrable Stock owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Investors); and third, the comparable securities of any additional holders of the Company’s securities (including any such securities held by current or former officers or employees of or consultants to the Company), pro rata among all such holders on the basis of the relative percentage of such securities then held by all such holders who have requested that securities owned by them be so included.  For purposes of any Underwriter Cutback pursuant to this Section 6(b), all Registrable Stock proposed to be sold by any Investor shall also include any Registrable Stock proposed to be sold by the partners, retired partners, shareholders or Affiliates of such Investor, or the estates and family members of any such Investor or such partners or retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Investor or such partners, retired partners, trusts or Affiliates, any Charitable Organization to which any of the foregoing shall have contributed Registrable Stock prior to the execution of the underwriting agreement in connection with such underwritten registration, and such Investor and other Persons shall be deemed to be a single selling Investor, and any pro rata reduction with respect to such Investor shall be based upon the aggregate amount of securities proposed to be sold by all entities and individuals included in such selling Investor, as defined in this sentence.  Registrable Stock proposed to be registered and sold pursuant to an underwritten offering for the account of any Investor shall be sold to the prospective underwriters, on the terms and subject to the conditions of one or more underwriting agreements negotiated between the holders of Registrable Stock to which such Registration Statement relates, the Company and the prospective underwriters. Any Investor who holds Registrable Stock being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement. The Company may withdraw any Registration Statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Investor.

(c)                            Holdback Agreements.  Notwithstanding any other provision of this Section 6, each Investor agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable equally to all Investors) it will not (and it shall be a condition to the rights of each Investor under this Section 6 that such Investor does not) offer for Public Sale any Stock during (i) a period not to exceed one-hundred eighty (180) days after the effective date of any Registration Statement filed by the Company in connection with an underwritten Initial Public Offering (except as part of such underwritten registration or as otherwise permitted by such underwriters) and (ii) a period not to exceed ninety (90) days after the effective date of any Registration Statement filed by the Company in connection with any underwritten Public Sale of Stock that is not an Initial Public Offering (except as part of such underwritten registration or as otherwise permitted by such underwriters); provided, however, that in each case, no Investor shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely affect the success of the offering; and provided further, that no Investor shall be released from such restrictions as provided in this Section 6(c) unless all Investors are similarly so released pro rata based upon the relative number of Shares owned at such time.

(d)                           Expenses.  Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Investors in connection with any registration under this Section 6 shall be borne by the Company, except that the following expenses shall be borne by the Investors incurring the same:  (i) the costs and expenses of counsel to such Investor to the extent such Investor retains counsel (except the costs of one legal counsel for all Investors to the extent retained, which shall be borne by the Company); (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Investor’s securities; and (iii) transfer taxes with respect to the securities sold by such Investor.

(e)                            Registration Procedures.  In connection with any registration of Registrable Stock under the Securities Act pursuant to this Agreement, the Company will consult with each Investor whose equity interest is to be included in any such registration concerning the form of underwriting agreement, shall provide to such Investor the form of underwriting agreement prior to the Company’s execution thereof and shall provide to such Investor and its representatives such other documents (including comments by the Commission on the Registration Statement) as such Investor shall reasonably request in connection with its participation in such registration. The Company will furnish each Investor whose Registrable Stock are registered thereunder and each underwriter, if any, with a copy of the Registration Statement and all amendments thereto and will supply each such Investor and each underwriter, if any, with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration.  The Company shall not, however, be required to maintain the Registration Statement effective or to supply copies of a prospectus for a period beyond ninety (90) days after the effective date of such Registration Statement (one-hundred eighty (180) days in the case of a Shelf Registration), or such longer period as is otherwise set forth herein or agreed to by the Company, and, at the end of such period, the Company may deregister any securities covered by such Registration Statement and not then sold or distributed. In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a “Registration Statement”) providing for the sale of Registrable Stock held by any Investor pursuant to its obligations under this Section 6, the Company will:

(i)                                     upon filing a Registration Statement or any prospectus related thereto (a “Prospectus”) or any amendments or supplements thereto, furnish to the Investors whose Registrable Stock is covered by such Registration Statement and the underwriters, if any, copies of all such documents;

(ii)                                  prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the ninety (90) day period (one-hundred eighty (180) days in the case of a Shelf Registration) referenced in Section 6(e); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

(iii)                               promptly notify the Investors and the managing underwriters, if any, and (if requested by any such Person or entity) confirm such advice in writing, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iv)                              use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

(v)                                 if requested by the managing underwriters or an Investor, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Investors holding a majority of the Registrable Stock being sold by Investors agree should be included therein relating to the sale of such Registrable Stock, including information with respect to the amount of Registrable Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Stock to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vi)                              furnish to such Investor and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(vii)                           deliver to such Investors and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons or entities may reasonably request;

(viii)                        prior to any Public Sale of Registrable Stock, register or qualify or cause to be registered or qualified such Registrable Stock for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Investor or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Stock covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(ix)                                cooperate with the Investors and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Stock to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Stock to the underwriters;

(x)                                   if any fact described in clause (iii)(E) above exists, prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(xi)                                cause all Registrable Stock covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(xii)                             provide and cause to be maintained a transfer agent and registrar for all such Registrable Stock covered by such registration statement not later than the effective date of such registration statement;

(xiii)                          obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent auditors in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Investors owning a majority in interest of the Registrable Stock being registered in such offering, and furnish to each Investor participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Investor or underwriter;

(xiv)                         deliver promptly to each Investor participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Stock covered by such Registration Statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(xv)                            provide a CUSIP number for all Registrable Stock included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

(xvi)                         enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Stock, and to the extent required by the underwriter, participate in a road show arranged by the underwriter with investors;

(xvii)                      make available for inspection by a representative of the Investors the Registrable Stock being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Investors or underwriter, all financial and other records, any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons or entities unless disclosure of such records, information or documents is required by court or administrative order;

(xviii)                   otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and relevant state securities commissions, and make generally available to the Investors earning statements satisfying the provisions of Section 12(a) of the Securities Act no later than forty-five (45) days after the end of any 12-month period (or one-hundred twenty (120) days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Stock of such Investor is sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods; and

(xix)                           take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Stock, including using commercially reasonable efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings, road shows and due diligence sessions.

(f)                              Conditions to Investor Rights; Indemnification by Investor.  It shall be a condition to each Investor’s rights hereunder to have Registrable Stock owned by it registered that:

(i)                                     such Investor shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Investor or the securities of the Company owned by such Investor in connection with such registration which are reasonably requested by the Company;

(ii)                                  such Investor shall enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the NASD or otherwise to effectuate the offering; and

(iii)                               such Investor shall execute and deliver an agreement to indemnify and hold harmless the Company and each underwriter (as defined in the Securities Act), and each Person or entity, if any, who controls such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling Person or entity may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, comparable in scope to indemnities given by the Company in connection with such registration, but only with respect to information furnished by such Investor in writing and specifically for use in the Registration Statement or Prospectus in connection with such registration and with respect to such Investor’s failure to deliver Prospectuses as required under the Securities Act.

(g)                           Indemnification and Contribution.

(i)                                     In the event of any registration under the Securities Act of any Registrable Stock of Investors pursuant to this Section 6, the Company hereby covenants and agrees to indemnify and hold harmless each Investor and their respective partners, directors, officers, employees, managers, agents and control persons (within the meaning of Section 15 of the Securities Act) disposing of such Registrable Stock (collectively, “Indemnified Persons”) from and against any losses, claims, damages or liabilities, including reimbursement for legal and other expenses to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus contained therein (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made) or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or preliminary prospectus, in light of the circumstances under which they were made), and shall reimburse, as incurred, the Indemnified Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Investor and furnished to the Company by or on behalf of such Investor specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this Section 6(g)(i) shall not inure to the benefit of any Investor from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Stock concerned, to the extent that a prospectus relating to such Registrable Stock was required to be delivered by such Investor or underwriter under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Investor results from the fact that there was not sent or given to such Person, at or prior to the written confirmation of the sale of such Registrable Stock to such Person, a copy of the final prospectus if the Company had previously furnished a copy thereof to such Investor; provided, further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Person. The Company shall also indemnify underwriters in connection with a disposition of Registrable Stock by the Investors, and such underwriters’ respective directors, officers and control persons (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the such Investors if requested by a majority of such Investors.

(ii)                                  In the event of any registration under the Securities Act of any Registrable Stock of Investors pursuant to this Section 6, each Investor, severally and not jointly, hereby covenants and agrees to indemnify and hold harmless the Company and its directors, officers, agents and control persons (within the meaning of Section 15 of the Securities Act) from and against any losses, claims, damages or liabilities to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Investor and furnished to the Company by or on behalf of such Investor specifically for inclusion therein; and, subject to the immediately preceding limitation, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof.  This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company, its directors, officers or any of its control persons (within the meaning of Section 15 of the Securities Act).

(iii)                               Promptly after receipt by an indemnified party under this Section 6(g) of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6(g), notify the indemnifying party of the commencement thereof; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (i) or (ii) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (i) or (ii) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6(g) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (x) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(iv)                              The agreements contained in this Section 6(g) shall survive the sale of the Registrable Stock pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

(v)                                 In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to herein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable selling holders (including, in each case, that of their respective officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of the liable selling holders (including, in each case, that of their respective officers, directors, employees and agents) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the selling holders, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (vi) of this Section 6(g), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(vi)                              The Company and each holder of Registrable Stock agree that it would not be just and equitable if contribution pursuant to this paragraph (vi) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (v) above.  Notwithstanding the provisions of this paragraph (vi), in the case of distributions to the public, an indemnifying holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Stock sold by such indemnifying holder and its Affiliated indemnifying holders and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(h)                           Rule 144. The Company covenants that it will use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder. Upon the request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements.

(i)                               Termination of Registration Rights.  Each Investor’s entitlement to registration rights pursuant to this Section 6 shall expire as to any share of Stock upon (A) such share of Stock ceasing to be subject to this Agreement, (B) the sale of such share of Stock pursuant to an effective registration statement, (C) the sale of such share of Stock pursuant to Rule 144, or (D) the date upon which such share of Stock has been Transferred and, in connection therewith, an unlegended stock certificate for such share has been issued and the sale of such share of Stock has been permitted absent registration under the Securities Act.

(j)                               Delay of Registration.  Notwithstanding Section 13(c), no Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

SECTION 7.                            LEGEND ON CERTIFICATES

(a)                            Legends.  To the extent applicable, each certificate representing Stock shall bear each of the following legends until such time as the Stock represented thereby are no longer subject to the provisions hereof or at such time as Rule 144 or any similar exemption under the

Securities Act is available for the sale of all such Investor’s shares during a three-month period without registration, without reference to Rule 144(k) under the Securities Act:

(i)                                     “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)                                  “THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXCHANGED UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR EXCHANGE COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 11, 2007, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE STOCKHOLDERS PARTY THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(iii)                               Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

SECTION 8.                            DURATION OF AGREEMENT

This Agreement shall terminate and be of no further force or effect, except with respect to the provisions set forth in Sections 12 and 13, upon the earlier to occur of (i) the unanimous agreement of the Principal Investors and (ii) the date on which the JPMP Investors and the Apollo Investors no longer satisfy the conditions necessary to designate at least one Class A-1 Director (as defined in the Company Charter) and the Carlyle Investors, the Bain Investors and the Spectrum Investors no longer satisfy the conditions necessary to designate at least one Class L-1 Director (as defined in the Company Charter) to the Company Board, in each case, pursuant to the Company Charter as in effect at the Effective Time.  Notwithstanding the foregoing and except as may be otherwise specified herein, in the event that this Agreement is terminated pursuant to clause (ii) of the preceding sentence, the provisions set forth in Sections 6, 7, 8, 11, 12 and 13 shall survive.

SECTION 9.                            INFORMATION RIGHTS

(a)                            Financial Statements and Other Information.

(i)                                     The Company shall deliver to each Investor:

(A)                          as soon as is available and in any event within thirty (30) days after the end of each month of each fiscal year of the Company, consolidated balance sheets of the Company and any Subsidiary of the Company as of the end of such period, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;
(B)                            as soon as is available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and any Subsidiary of the Company as of the end of such period, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the period then ended, prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;
(C)                            as soon as is available and in any event within ninety (90)days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and any Subsidiaries of the Company as of the end of such year, and consolidated statements of income and cash flows of the Company and any Subsidiary of the Company for the year ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation; and
(D)                           to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, as amended, actually prepared by the Company as soon as available.

(ii)                                  The Company shall inform each Principal Investor in advance with respect to any significant corporate actions, including extraordinary dividends or distributions, mergers, acquisitions or dispositions of assets, issuances of significant amounts of debt or equity and material amendments to its certificate of incorporation or bylaws.

(iii)                               From and after the date hereof, the Investors shall not and, in each case, shall cause each of their respective Permitted Transferees and other representatives not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person other than authorized representatives of the Company or use or otherwise exploit for its own benefit or for the benefit of anyone other than the Company, any confidential information obtained pursuant to this Section 9 of or relating to the business conducted by the Company, unless (i) compelled to disclose by judicial or administrative process or by other requirements of law or governmental authorities or (ii) disclosed in an action brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder; provided, however, that in the event disclosure is required by applicable law, the Investors shall, to the extent reasonably possible, provide the Company with prompt notice of such requirement prior to making any disclosure so that the Company may seek an appropriate protective order.  For purposes of this Section 9(a)(iii), “confidential information” does not include, and there shall be no obligation hereunder with respect to, information that (i) is generally available to the public on the date of this Agreement or (ii) becomes generally available to the public other than as a result of a disclosure not otherwise permissible thereunder.

(b)                           Other Information.  The Company and any Subsidiary of the Company shall provide to each Principal Investor, and as applicable create and/or generate, any information as a Principal Investor may reasonably request, including true and correct copies of all documents, reports, financial data and other information.

SECTION 10.                     REGULATORY MATTERS

(a)                            Cooperation of Other Stockholders.  Each Investor agrees to cooperate with the Company in all reasonable respects in complying with the terms and provisions of the letter agreement between the Company and the JPMP Investors, a copy of which is attached hereto as Exhibit B, regarding regulatory matters (the “ Regulatory Sideletter”), including voting to approve amending the Company Charter, the Company’s bylaws or this Agreement in a manner reasonably acceptable to the Parties and the JPMP Investors entitled to make such request pursuant to the Regulatory Sideletter in order to remedy a Regulatory Problem (as defined in the Regulatory Sideletter).

(b)                           Covenant Not to Amend.  The Company and each Party agrees not to amend or waive the voting or other provisions of the Company Charter, the Company’s bylaws, this Agreement or any Agreement listed on Schedule 10(b) hereto if such amendment or waiver would cause the JPMP Investors to have a Regulatory Problem.  The JPMP Investors agree to notify the Company as to whether or not it would have a Regulatory Problem promptly after the JPMP Investors have notice of such amendment or waiver.

(c)                            Exception.  Anything contained in this Section 10 to the contrary notwithstanding, no Investor shall be required under this Section 10 to take any action or abstain from taking any action that would adversely affect such Investor’s investment in the Company or reasonable expectations related to the transactions contemplated by such investment.

SECTION 11.                     EFFECTIVENESS OF AGREEMENT

This Agreement shall become effective at the Effective Time.  Prior to the Effective Time, this Agreement shall have no force or effect, and no Investor shall have any rights, obligations or claims against or with respect to the Company or any other Investor pursuant to this Agreement (it being understood and agreed that prior to the Effective Time the Initial Stockholders Agreement shall remain in full force and effect).

SECTION 12.                     DEFINITIONS

(a)                                  As used in this Agreement, the following terms have the following meanings:

“3% Owner” has the meaning set forth in the definition of Independent Third Party below.

“Additional Remaining Offered Shares” has the meaning set forth in Section 2(c).

“Affiliate” means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person.  As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.  Notwithstanding the foregoing, CSFB Strategic Partners Holdings II, L.P., on the one hand, and GSO Credit Opportunities Fund (Helios), L.P., on the other hand, shall not be deemed to be Affiliates of each other.

“Affiliated Fund” means, with respect to any specified Person, an investment fund that is an Affiliate of such Person (including entities investing solely on behalf of the Investor or such fund) or an entity that is directly or indirectly wholly-owned by such Investor or one or more of such funds (other than a portfolio company of any such fund).

“Agreement” has the meaning set forth in the preamble.

“AMC” means AMC Entertainment Inc., a Delaware corporation.

“Amended Drag-Along Notice” has the meaning set forth in Section 3(b).

“Amended Participation Notice” had the meaning set forth in Section 5(c).

“Apollo Fund V” has the meaning set forth in the preamble.

“Apollo German Partners” has the meaning set forth in the preamble.

“Apollo Investors” has the meaning set forth in the preamble.

“Apollo Netherlands V(A)” has the meaning set forth in the preamble.

“Apollo Netherlands V(B)” has the meaning set forth in the preamble.

“Apollo Overseas” has the meaning set forth in the preamble.

“Approving Principal Investor Parties” has the meaning set forth in the definition of Requisite Stockholder Majority below.

“Bain Investors” has the meaning set forth in the preamble.

“BCS Investors” has the meaning set forth in the preamble.

“Blockout Period” means the period from the Effective Time until the fifth anniversary of the Effective Time.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Carlyle Investors” has the meaning set forth in the preamble.

“Charitable Organization” means a charitable organization as described by Section 501(c)(3) or any successor provision of the Internal Revenue Code of 1986, as in effect from time to time.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class L Common Stock” has the meaning set forth in the recitals.

“Class N Common Stock” has the meaning set forth in the recitals.

“Coinvestor Demand” has the meaning set forth in Section 6(a)(ii).

“Commission” has the meaning set forth in Section 6(a)(i).

“Common Stock” means the Class A Common Stock, the Class L Common Stock, the Class N Common Stock, the residual common stock, par value $0.01 per share, of the Company and any other class or series of common stock of the Company.

“Company” has the meaning set forth in the preamble.

“Company Charter” means the amended and restated certificate of incorporation of the Company as in effect as of the Effective Time.

“Company Election Notice” has the meaning set forth in Section 2(a).

“Company Election Period” has the meaning set forth in Section 2(a).

“Company Sale” means any one of the following:  (i) a change in the ownership or control of the Company, Marquee or AMC effected through a transaction or series of transactions (including by way of merger, consolidation, business combination or similar transaction involving the Company or any of its Subsidiaries) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than fifty percent (50%) of the Stock then outstanding, or of securities of the Company, Marquee or AMC (or options, rights or warrants to purchase or securities convertible into or exchangeable for such securities) possessing more than fifty percent (50%) of the total combined voting power of the Company’s, Marquee’s or AMC’s securities outstanding, in either case immediately after such transaction or series of transactions; or (ii) the sale, lease, transfer, conveyance or other disposition (other than by way of a transaction that would not be deemed a Company Sale pursuant to clause (i) above), in one or a series of related transactions, of all or substantially all of the assets of the Company, Marquee or AMC, or the Company and its Subsidiaries taken as a whole, to any “person” (as defined above).

“Competitive Opportunity” has the meaning set forth in Section 13(b).

“Convertible Securities” means any evidence of indebtedness, shares of stock or other securities (other than Options or Warrants) which are directly or indirectly convertible into or exchangeable or exercisable for shares of Stock.

“Demand Notice” has the meaning set forth in Section 6(a)(i)

“Demand Registration” has the meaning set forth in Section 6(a)(i)

“Demanding Investor” has the meaning set forth in Section 6(a)(i)

“Drag-Along Notice” has the meaning set forth in Section 3(b).

“Drag-Along Sellers” has the meaning set forth in Section 3(a).

“Drag-Along Transferee” has the meaning set forth in Section 3(a).

“Effective Time” has the meaning set forth in the Merger Agreement.

“Electing Party” has the meaning set forth in Section 2(e).

“Eligible Shares” has the meaning set forth in Section 4(b).

“Equivalent Shares” means, at any date of determination, (a) as to any outstanding shares of Stock, such number of shares of Stock, (b) as to any outstanding Options, Warrants or Convertible Securities, the maximum number of shares of Stock for which or into which such Options, Warrants or Convertible Securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined) and (c) in respect of any Subsidiary of the Company, (i) as to any outstanding shares of stock of any Subsidiary of the Company, such number of shares of stock or (ii) as to any outstanding options, warrants or convertible securities, the maximum number of shares of stock of any Subsidiary of the Company for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstances in connection with which the number of Equivalent Shares is to be determined).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

“Exit Sale” has the meaning set forth in Section 3(a).

“Fair Market Value” with respect to any non-cash consideration shall be determined as follows:

(i)                                     if such non-cash consideration is a security and is listed on one or more national securities exchanges (within the meaning of the Exchange Act), the Fair Market Value shall be the average closing price of such security for the twenty (20) most recent trading days prior to the delivery of the Transfer Notice on the principal exchange on which such security is then trading;

(ii)                                  if such non-cash consideration is a security and is not traded on a national securities exchange but is quoted on NASDAQ or a successor quotation system, the Fair Market Value shall be the average last sales price for the twenty (20) most recent trading days prior to the delivery of the Transfer Notice as reported by NASDAQ or such successor quotation system; or

(iii)                               if such non-cash consideration is a security and is not publicly traded on a national securities exchange and is not quoted on NASDAQ or a successor quotation system, or if such non-cash consideration is not a security, the Fair Market Value shall be determined in good faith by the Board.

“Fully Subscribed Non-Selling Investor” has the meaning set forth in Section 2(c).

“Ginger” has the meaning set forth in the preamble.

“Governmental Approval” means, with respect to any Transfer of Shares, any consent or other action by, or filing with, any governmental authority required in connection with such Transfer and the expiration or early termination of any applicable statutory waiting period in connection with such action or filing.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, (i) does not own, either directly or through one or more intermediaries, in excess of 3% of the Shares (any Person owning in excess of 3% of the Shares being referred to herein as a “3% Owner”) and (ii) is not an Affiliate of any such 3% Owner.

“Initial Investor Shares” means that number of Shares held by an Investor immediately following the Effective Time, as the same may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata sell-downs or similar events.

“Initial Public Offering” means the initial public offering of Stock registered on Form S-1 (or any equivalent or successor form under the Securities Act).

“Initial Stockholders Agreement” has the meaning set forth in the recitals.

“Investor” or “Investors” means each of the JPMP Investors, the Apollo Investors, the Other Marquee Investors, the Carlyle Investors, the Bain Investors, the Spectrum Investors and any other subsequent holder of Shares who becomes an Investor bound by the terms of this Agreement in accordance with the terms of this Agreement.

“Investor Election Notice” has the meaning set forth in Section 2(b).

“Investor Election Period” has the meaning set forth in Section 2(b).

“IPO Date” means the date on which the Company consummates its Initial Public Offering.

“Issuance” has the meaning set forth in Section 5(a).

“Issuer” has the meaning set forth in Section 5(a).

“JPMP BHCA” has the meaning set forth in the preamble.

“JPMP Cayman” has the meaning set forth in the preamble.

“JPMP Cayman II” has the meaning set forth in the preamble.

“JPMP Global” has the meaning set forth in the preamble.

“JPMP Investors” has the meaning set forth in the preamble.

“JPMP Selldown” has the meaning set forth in the preamble.

“JPMP Selldown II” has the meaning set forth in the preamble.

“JPMP AMC/Selldown II” has the meaning set forth in the preamble.

“JPMP Selldown II-C” has the meaning set forth in the preamble.

“JPMP/Apollo Investors” has the meaning set forth in the preamble.

“LCE Holdings” has the meaning set forth in the recitals.

“Litigation” has the meaning set forth in Section 13(e).

“Luke” has the meaning set forth in the preamble.

“Management Stockholder” has the meaning set forth in the recitals.

“Management Stockholders Agreement” has the meaning set forth in the recitals.

“Marquee” has the meaning set forth in the recitals..

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub has the meaning set forth in the recitals.

“Non-Selling Investor” has the meaning set forth in Section 2(b).

“Offered Shares” has the meaning set forth in Section 1(b).

“Offeror” has the meaning set forth in Section 2(a).

“Opposing Principal Investor Parties” has the meaning set forth in the definition of Requisite Stockholder Majority below.

“Options” means any options to subscribe for, purchase or otherwise directly acquire Stock, other than any such option held by the Company or any right to purchase shares pursuant to this Agreement.

“Other AMC Investors” has the meaning set forth in the preamble.

“Other Securities” has the meaning set forth in Section 5(f).

“Participating Buyer” has the meaning set forth in Section 5(c).

“Participating Offerees” has the meaning set forth in Section 5(b).

 “Participation Notice” has the meaning set forth in Section 5(b).

“Participation Portion” has the meaning set forth in Section 5(b)(i).

“Party” and “Parties” has the meaning set forth in the preamble.

“Percentage Interest” means the number of shares of Stock owned by an Investor, divided by the aggregate outstanding shares of Stock of the Company owned by the Investors, expressed as a percentage.

“Permitted Transfer” means:  (i) a Transfer approved by the Requisite Stockholder Majority, (ii) a Transfer to an Affiliated Fund of such Investor; provided such transferee remains at all times an Affiliated Fund of such transferor following the Transfer; (iii) following an Initial Public Offering, a Transfer by an Investor made as part of a distribution by an Investor to its respective general or limited partners or members in accordance with such Investor’s fund documents, as the case may be; (iv) in connection with or after an Initial Public Offering, a Transfer by any Investor to one or more Charitable Organizations that, in the aggregate when taken together with any and all such Transfers to one or more Charitable Organizations, shall not exceed 20% of the Initial Investor Shares held by such Investor; (v) a Transfer made by a JPMP Investor pursuant to and in accordance with the Amended and Restated Regulatory Sideletter; or (vi) a Transfer made pursuant to the registration rights as set forth in Section 6; provided that such transferee, in the case of clauses (i), (ii) and (v) above shall agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement; provided, further, that such transferee in the case of clause (iv) above shall agree in writing with the parties to be bound by, and to comply with this Agreement other than Sections 5 and 9.  For the avoidance of doubt, (A) any Permitted Transfer made pursuant to clause (i) of this definition is subject to the provisions of Section 4, and (B) a transferee of Shares subsequent to the IPO Date may, but shall not be required to (unless otherwise provided above), agree in writing with the Parties to be bound by, and to comply with, all applicable provisions of and to be deemed to be an Investor for purposes of this Agreement.

“Permitted Transferee” means any Person who acquires Shares pursuant to clauses (i) and (ii) of the definition of Permitted Transfer.

“Person” includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

“Principal Investor” means any one of (i) the JPMP Investors, collectively, (ii) the Apollo Investors, collectively, (iii) the Carlyle Investors, collectively, and (iv) the Bain Investors, collectively; provided, however, that any such Principal Investor shall cease to be a Principal Investor at such time as such Principal Investor ceases to hold Shares representing at least 25% of the Initial Investor Shares held by such Principal Investor (in each case, as may be adjusted for stock splits, stock dividends, recapitalizations, pro-rata selldowns or similar events).  For the avoidance of doubt, so long as there are two or more Principal Investors, references in this Agreement to “Principal Investors” shall mean all Principal Investors then remaining, and if at any time there is only one Principal Investor, references in this Agreement to “the Principal Investors” or “each Principal Investor” shall mean that sole Principal Investor then remaining.

“Prospective Subscriber” has the meaning set forth in Section 5(b)(i).

“Prospectus” has the meaning set forth in Section 6(e)(i).

“Public Sale” means a Transfer pursuant to (i) a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or (ii) Rule 144 (other than in a privately negotiated sale).

“Registrable Stock” means with respect to any Investor, all Stock held by such Investor, including any Stock received, directly or indirectly, with respect to or in exchange of, or substitution for or conversion of such Stock, including by way of dividend or distribution, recapitalization, merger, consolidation or other reorganization, other than Stock (i) sold by an Investor in a transaction in which such Investor’s rights under this Agreement are not assigned, (ii) sold pursuant to an effective registration statement under the Securities Act or (iii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

“Registration Statement” has the meaning set forth in Section 6(e).

“Regulatory Problem” has the meaning set forth in the Regulatory Side letter.

“Regulatory Sideletter” has the meaning set forth in Section 10(a).

“Related Holder” has the meaning set forth in the definition of Specified Holder below.

“Remaining Offered Shares” has the meaning set forth in Section 2(c).

“Required Sellers” has the meaning set forth in Section 3(a).

“Requisite Stockholder Majority” means, at the time of approval or consent: (a) the consent of three of the Principal Investors so long as there are four Principal Investors, provided, however, if two of the Principal Investors (the “Approving Principal Investor Parties”) consent to the exercise of any right or the taking of any action but the other two Principal Investors (the “Opposing Principal Investor Parties”) do not consent to the exercise of such right or the taking of such action and (i) a JPMP/Apollo Investor is an Approving Principal Investor Party and another JPMP/Apollo Investor is an Opposing Principal Investor Party, (ii) a BCS Investor is an Approving Principal Investor Party and another BCS Investor is an Opposing Principal Investor Party, and (iii) the Spectrum Investors hold Shares representing at least 25% of the Initial Investor Shares held by the Spectrum Investors, then the “Requisite Stockholder Majority” shall mean the consent of the Approving Principal Investor Parties plus the consent of the Spectrum Investors; (b) the consent of two of the Principal Investors, so long as there are two or three Principal Investors; (c) the consent of one Principal Investor, so long as there is only one Principal Investor; or (d) the consent of holders of a majority of the issued and outstanding shares of Class A Common Stock and Class L Common Stock, voting together as a single class, so long as there is no Principal Investor.  For the avoidance of doubt, for purposes of determining the Requisite Stockholder Majority, the taking of any action or the exercise of any right (including the granting of any consent or approval) by any Principal Investor or by the Spectrum Investors shall be determined by the holders of a majority of the Shares held by such Principal Investor or the Spectrum Investors (as applicable).

“ROFO” has the meaning set forth in Section 2(i).

“Rule 144” means Rule 144, or any successor thereto, promulgated under the Securities Act.

“Scarlett” has the meaning set forth in the preamble.

“Second Investor Election Notice” has the meaning set forth in Section 2(c).

“Second Investor Election Period” has the meaning set forth in Section 2(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

“Selling Investor” has the meaning set forth in Sections 2(a).

“Shares” means (a) all shares of Stock, whenever issued, including all shares of Stock issued upon the exercise, conversion or exchange of any Options, Warrants or Convertible Securities and (b) all Options, Warrants and Convertible Securities (treating such Options, Warrants and Convertible Securities as a number of Shares equal to the number of Equivalent Shares represented by such Options, Warrants and Convertible Securities for all purposes of this Agreement except as otherwise specifically set forth herein).

“Shelf Registration” shall mean a registration which covers the Registrable Stock requested to be included therein pursuant to the provisions of Section 6(a)(i) on an appropriate form or any similar successor or replacement form pursuant to Rule 415 of the Securities Act, and which form shall be available for the sale of the Registrable Stock in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Specified Holder” means an Investor whose sale of Shares pursuant to Rule 144 would be subject to aggregation with another Investor (such other Investor being a “Related Holder”).

“Spectrum Investors” has the meaning set forth in the recitals.

“Stock” means Common Stock, together with any other classes or series of equity securities of the Company.

“Subject Securities” has the meaning set forth in Section 5(a).

“Subsidiary” or “Subsidiaries” of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Person), owns, directly or indirectly, 50% or more of the stock or other equity interests which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Successor Entity” has the meaning set forth in Section 13(k).

“Tag-Along Election Period” has the meaning set forth in Section 4(b).

“Tag-Along Rights” has the meaning set forth in Section 4(b).

“Tag-Along Seller” has the meaning set forth in Section 4(a).

“Tag-Along Transferee” has the meaning set forth in Section 4(b).

“Transfer” means a transfer, sale, assignment, pledge, hypothecation or other disposition or exchange, including any Transfer of a voting or economic interest in securities or other property; and “Transferring” or “Transferred” have correlative meanings.

“Transfer Notice” has the meaning set forth in Section 1(b).

“Warrants” means any warrants to subscribe for, purchase or otherwise directly acquire Stock or Convertible Securities.

(b)                           Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation”, (vi) each defined term has its defined meaning throughout this Agreement, whether the definition of such term appears before or after such term is used, and (vii) the word “or” shall be disjunctive but not exclusive.

(c)                            References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(d)                           References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

SECTION 13.                     MISCELLANEOUS

(a)                            Successors, Assigns and Transferees. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party, in whole or in part, (whether by operation of law, stock sale, merger, consolidation or otherwise), without the prior written consent of the Parties, and any attempt to make such assignment without such written consent shall be null and void.  Notwithstanding the foregoing, a Party may assign its rights, interests and obligations hereunder to a transferee of Shares hereunder without obtaining the prior written consent of the Parties solely in connection with Transfers of Shares made in compliance with the provisions of this Agreement.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, heirs, legatees, successors, and permitted assigns and any other permitted transferee of Shares hereunder and shall also apply to any Shares acquired by Investors after the date hereof.

(b)                           Competitive Opportunity.  If any Investor or any of its Affiliates acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Company could have an interest or expectancy, in each case, in a jurisdiction other than in the United States of America (a “Competitive Opportunity”) or otherwise is then exploiting any Competitive Opportunity, the Company shall have no interest in, and no expectation that, such Competitive Opportunity be offered to it, any such interest or expectation being hereby renounced so that each Investor (other than any such Investor who is bound by any employment, consulting or noncompetition agreements that prohibit such actions) shall (i) have no duty to communicate or present such Competitive Opportunity to the Company and (ii) have the right to hold any such Competitive Opportunity for such Investor’s (and its agents’, partners’ or affiliates’) own account and benefit or to recommend, assign or otherwise transfer or deal in such Competitive Opportunity to Persons other than the Company or any Affiliate of the Company.

(c)                            Specific Performance.  Each Party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other Party’s obligations under this Agreement, and each Party agrees to waive any requirement for the security or posting of any bond in connection with such remedy. The Parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(d)                           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts which would result in the application of the laws of another jurisdiction, of the State of Delaware.

(e)                            Submission to Jurisdiction; Waiver of Jury Trial.  Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and of the United States of America sitting in Delaware for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement, (and agrees not to commence any Litigation relating thereto except in such court), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective notice address, as provided for in this Agreement, shall be effective service of process for any Litigation brought against it in any such court.  Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or the United States of America sitting in Delaware and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.  Each of the Parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

(f)                              Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(g)                           Notices. All notices, requests or consents provided for or permitted to be given under this Agreement shall be in writing and shall be given either by depositing such writing in the United States mail, addressed to the recipient, postage paid and certified with return receipt requested, or by depositing such writing with a reputable overnight courier for next day delivery, or by delivering such writing to the recipient in person, by courier or by facsimile transmission.  A notice, request or consent given under this Agreement shall be deemed received when actually received if personally delivered, when transmitted, if transmitted by facsimile with electronic confirmation, the day after it is sent, if sent for next day delivery and upon receipt, if sent by mail.  All such notices, requests and consents shall be delivered as follows:

(i)                                     if to the Company, addressed to it at:

AMC Entertainment Holdings, Inc.

920 Main Street
Kansas City, MO  64105
Fax:                           (816) 480-4700
Attn:                    Kevin M. Connor

with a copy to:

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, NY 10036
                                                Fax: (212) 326-2061

Attn:  Monica Thurmond

(ii)  if to the JPMP Investors, addressed as follows:

J.P. Morgan Partners (BHCA), L.P. and affiliated funds

c/o CCMP Capital Advisors, LLC

245 Park Avenue

16th Floor

New York, New York 10167
                                                Fax:   (212) 899-3511

Attn:  Michael R. Hannon

          Stephen P. Murray

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022
                                                Fax: (212) 751-4864

Attn: David S. Allinson

(iii)  if to the Apollo Investors, addressed as follows:

Apollo Management, L.P.

9 West 57th Street

43rd Floor

New York, New York 10019

Fax:    (212) 515-3262

Attn:    Marc Rowan

Aaron Stone

Stan Parker

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022
                                                Fax: (212) 751-4864

Attn: David S. Allinson

(iv)  If to the Bain Investors, addressed as follows:

c/o Bain Capital, LLC

111 Huntington Avenue

Boston, Massachusetts  02199

Facsimile:  (617) 516-2010

Attention:                    John Connaughton

Phil Loughlin

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts  02110

Facsimile:  (617) 951-7050

Attention:  R. Newcomb Stillwell

Howard S. Glazer

Jane D. Goldstein

(v)  If to the Carlyle Investors, addressed as follows:

c/o The Carlyle Group

520 Madison Avenue, 42nd Floor

New York, New York  10022

Facsimile:  (212) 381-4901

Attention:    Michael Connelly

Eliot P. S. Merrill

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts  02110

Facsimile:  (617) 951-7050

Attention:  R. Newcomb Stillwell

Howard S. Glazer

Jane D. Goldstein

(vi)  If to the Spectrum Investors, addressed as follows:

c/o Spectrum Equity Investors

333 Middlefield Road

Suite 200

Menlo Park, CA  94025

Facsimile:  (415) 464-4601

Attention:    Brion Applegate

Benjamin Coughlin

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts  02110

Facsimile:  (617) 951-7050

Attention:  R. Newcomb Stillwell

Howard S. Glazer

Jane D. Goldstein

and

(vii) if to any Other AMC Investor, in accordance with the address of each such Other AMC Investor on Schedule 1 hereto and if to any other Investor, in accordance with the address of each such other Investor on the signature pages attached hereto.

(h)                           Recapitalization, Exchange, Etc. Affecting the Company’s Shares.  The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the Shares and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(i)                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(j)                               Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(k)                            Amendment.  This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by a written agreement approved by the Requisite Stockholder Majority, including, for the avoidance of doubt, any amendment, modification, extension or waiver that provides that any of the provisions of this Agreement that would otherwise terminate shall continue after the IPO Date; provided, that (x) the written consent of each other Party or Parties shall be required for any such amendment, modification, extension or waiver that disproportionately affects in any material and adverse manner such Party or Parties or their rights or obligations hereunder relative to the other Parties, and (y) so long as there exists at least one Principal Investor, the written consent of Investors that are not Principal Investors owning at least a majority of then outstanding Shares owned by Investors that are not Principal Investors shall also be required for any such amendment, modification, extension or waiver that disproportionately affects in any material and adverse manner such Investors that are not Principal Investors, as a group, or their rights or obligations hereunder relative to the Principal Investors.  At any time hereafter, Persons acquiring Shares in compliance with the provisions of this Agreement may be made parties hereto by executing a signature page in the form attached as Exhibit A hereto, which signature page shall be countersigned by the Company and shall be attached to this Agreement and become a part hereof without any further action of any other Party hereto.  Except as otherwise provided herein, in the event that (A) the Company or any successor or assign consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, (B) the Company or any successor or assign transfers all or substantially all of its properties and assets to any Person, or (C) a sale of the Company is consummated pursuant to Section 3 and the Investors receive non-publicly traded equity securities in connection with such transaction, then in the case of either (A) or (B), proper provision shall be made and all Investors shall execute such documents and agreements as reasonably requested by the Principal Investors so that this Agreement shall be given full force and effect with respect to such surviving corporation or entity or such Person that acquires all or substantially all of the properties and assets of the Company or any successor or assign (any such surviving corporation, entity or Person, a “Successor Entity”), as the case may be, and the rights and obligations of each Party hereto shall continue in full force and effect such that each Party shall have the same rights and obligations with respect to the applicable Successor Entity and its securities as it has with respect to the Company and the Shares, and in the case of (C) proper provision shall be made and all Investors shall execute such documents and agreement as reasonably requested by the Principal Investors so that the provisions of Section 2, Section 3 and Section 4 shall survive (as may be amended as reasonably determined by the Principal Investors) with respect to such non-publicly traded equity securities.

(l)                               Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to any Investor of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise, repurchase or cancellation of any Shares.

(m)                         Integration.  This Agreement, the Management Stockholders Agreement, the Regulatory Sideletter and any side letters by any Investor or group of Investors, on the one hand, and the Company, on the other hand, regarding board observer and other management rights, constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

(n)                           Further Assurances.  In connection with this Agreement and the transactions contemplated thereby, each Investor shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and such transactions.

(o)                           No Strict Construction.  This Agreement shall be deemed to be collectively prepared by the Parties, and no ambiguity herein shall be construed for or against any Party based upon the identity of the author of this Agreement or any provision hereof.

(p)                           No Third Party Beneficiaries.  Neither this Agreement, nor any provision contained herein, shall create a third-party beneficiary relationship or otherwise confer any right, entitlement or benefit upon any Person other than the Parties to this Agreement and their permitted assigns.

(q)                           No Recourse.  Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Investor covenant, agree and acknowledge that no recourse under this Agreement or any document or instrument delivered in connection with this Agreement shall be had against any current or future director, officer, employee, agent, general or limited partner or member of any Investor or any Affiliate or assignee thereof, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed upon or otherwise be incurred by any current or future director, officer, employee, agent, general or limited partner or member of any Investor or any Affiliate or assignee thereof, as such, for any obligation of any Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(r)                              Termination of Initial Stockholders Agreement.Effective as of the Effective Time, this Agreement shall supersede and replace the Initial Stockholders Agreement, and the Initial Stockholders Agreement shall terminate and be of no further force and effect, except with respect to Section 9(k) of the Initial Stockholders Agreement, which shall survive the termination of the Initial Stockholders Agreement until all the Persons that were party to the Initial Stockholders Agreement immediately prior to the Effective Time (other than Marquee) shall have executed this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Stockholders Agreement as of the date first above written.

AMC ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Craig R. Ramsey
	Name:	Craig R. Ramsey
	Title:	Executive Vice President and Chief Financial Officer

STOCKHOLDERS AGREEMENT

J.P. MORGAN PARTNERS (BHCA), L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II, L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

JPMP GLOBAL FUND/AMC/SELLDOWN II, L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN) II-C, L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

AMCE (GINGER), L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

AMCE (LUKE), L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

AMCE (SCARLETT), L.P.
BY: CCMP CAPITAL ADVISORS, LLC,
as Attorney In Fact

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

APOLLO INVESTMENT FUND V, L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

APOLLO OVERSEAS PARTNERS V, L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

APOLLO NETHERLANDS PARTNERS V(A), L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

APOLLO NETHERLANDS PARTNERS V(B), L.P.

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

APOLLO GERMAN PARTNERS V GMBH & CO KG

BY: APOLLO ADVISORS V, L.P.,
ITS GENERAL PARTNER
BY: APOLLO CAPITAL MANAGEMENT V, INC.
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

BAIN CAPITAL HOLDINGS (LOEWS) I, L.P.

BY: BAIN CAPITAL PARTNERS VII, L.P.,
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC,
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

BAIN CAPITAL AIV (LOEWS) II, L.P.

BY: BAIN CAPITAL PARTNERS VIII, L.P.,
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC,
ITS GENERAL PARTNER

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

CARLYLE PARTNERS III LOEWS, L.P.

BY: TC GROUP III, L.P.,
ITS GENERAL PARTNER
BY: TC GROUP III, L.L.C.,
ITS GENERAL PARTNER
BY: TC GROUP, L.L.C.,
ITS MANAGING MEMBER
BY: TCG HOLDINGS, L.L.C.,
ITS MANAGING MEMBER

/s/ Authorized Person
Name:
Title:

CP III COINVESTMENT, L.P.

BY: TC GROUP III, L.P.,
IT GENERAL PARTNER
BY: TC GROUP III, L.L.C.,
ITS GENERAL PARTNER
BY: TC GROUP, L.L.C.,
ITS MANAGING MEMBER
BY: TCG HOLDINGS, L.L.C.,
ITS MANAGING MEMBER

/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

SPECTRUM EQUITY INVESTORS IV, L.P.

BY: SPECTRUM EQUITY ASSOCIATES IV, L.P.,
ITS GENERAL PARTNER

/s/ Authorized Person
Name:
Title:

SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

BY: SPECTRUM EQUITY ASSOCIATES IV, L.P.,
ITS GENERAL PARTNER

/s/ Authorized Person
Name:
Title:

SPECTRUM IV INVESTMENT MANAGERS’ FUND, L.P.

/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

WESTON PRESIDIO CAPITAL IV, L.P.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

WPC ENTREPRENEUR FUND II, L.P.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

SSB CAPITAL PARTNERS (MASTER FUND) I, L.P.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

CO-INVESTMENT PARTNERS, L.P.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

CSFB STRATEGIC PARTNERS HOLDINGS II, L.P.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

CSFB STRATEGIC PARTNERS PARALLEL HOLDINGS II, L.P.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

GSO CREDIT OPPORTUNITIES FUND (HELIOS), L.P.

f/k/a CSFB CREDIT OPPORTUNITIES FUND (HELIOS), L.P.

By:	GSO Capital Partners LP, as
Investment Manager

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

CREDIT SUISSE ANLAGESTIFTUNG

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

PEARL HOLDING LIMITED

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

PARTNERS GROUP PRIVATE EQUITY PERFORMANCE HOLDING LIMITED

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

VEGA INVEST (GUERNSEY) LIMITED

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

ALPINVEST PARTNERS CS INVESTMENTS 2003 C.V.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

ALPINVEST PARTNERS LATER STAGE CO- INVESTMENTS CUSTODIAN II B.V.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

ALPINVEST PARTNERS LATER STAGE CO- INVESTMENTS CUSTODIAN IIA B.V.

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

SCREEN INVESTORS 2004, LLC

By:	/s/ Authorized Person
Name:
Title:

STOCKHOLDERS AGREEMENT

SCHEDULE 1

SCHEDULE OF OTHER AMC INVESTORS

Name of Other AMC Investor	Address
Weston Presidio Capital IV, L.P.	108 South Frontage Road West Suite 307 Vail, Colorado 81657 Attention: Dave Ferguson Facsimile: (970) 476-7900
WPC Entrepreneur Fund II, L.P.	108 South Frontage Road West Suite 307 Vail, Colorado 81657 Attention: Dave Ferguson Facsimile: (970) 476-7900
Co-Investment Partners, L.P.	660 Madison Avenue, 23rd Floor New York, New York 10021 Attention: Bart Osman Facsimile: (212) 754-1494
Caisse de Depot et Placement du Quebec	1000, Place Jean-Paul-Riopelle, 4th Floor Montreal, Quebec H2Z 2B3 Canada Attention: Dave Brochet Facsimile: (514) 847-5980
AlpInvest Partners CS Investments 2003 C.V.	630 Fifth Avenue, 28th Floor New York, New York 10111 Attention: Iain Leigh Facsimile: (212) 332-6241
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	600 Fifth Avenue, 17th Floor New York, New York 10020 Attention: Iain Leigh Facsimile: (212) 332-6241
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	630 Fifth Avenue, 28th Floor New York, New York 10111 Attention: Iain Leigh Facsimile: (212) 332-6241
SSB Capital Partners (Master Fund) I, L.P.	388 Greenwich Street, 32nd Floor New York, NY 10013 Attention: Rakesh K. Jain Facsimile: 212-816-0221
CSFB Strategic Partners Holdings II, L.P.	Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Peter Song Facsimile: (646) 935-7048

CSFB Strategic Partners Parallel Holdings II, L.P.	Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Peter Song Facsimile: (646) 935-7048
GSO Credit Opportunities Fund (Helios), L.P.	Eleven Madison Avenue, 16th Floor New York, New York 10010 Attention: Peter Song Facsimile: (646) 935-7048
Credit Suisse Anlagestiftung	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701
Pearl Holding Limited	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701
Partners Group Private Equity Performance Holding Limited	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701
Vega Invest (Guernsey) Limited	126 East 56th Street, 11th Floor New York, New York 10022 Attention: Andreas Baumann Facsimile: (212) 763-4701
Screen Investors 2004, LLC	3110 Main Street, Suite 300 Santa Monica, CA 90405 Attention: Christopher M. Fillo Facsimile: 310-392-3541

SCHEDULE 2

	Class A Common Stock		Class L Common Stock
	Shares of	Shares of	Shares of	Shares of
	Class A-1	Class A-2	Class L-1	Class L-2		%Ownership	%Ownership
Schedule of Investors	Common Stock	Common Stock	Common Stock	Common Stock	%Interest	Class A	Class L
JPMP Investors	133,250.00000	133,250.00000	—	—	20.867%	34.839%
JP Morgan Partners Global Investors, L.P.	18,012.61285	18,012.61285	—	—	2.821%
JP Morgan Partners Global Investors Cayman, L.P.	7,712.95446	7,712.95446	—	—	1.208%
JP Morgan Partners Global Investors Cayman II, L.P.	1,011.31059	1,011.31059	—	—	0.158%
AMCE (Ginger), L.P.	2,767.70500	2,767.70500	—	—	0.433%
AMCE (Luke), L.P.	1,330.19283	1,330.19283	—	—	0.208%
J.P. Morgan Partners Global Investors (Selldown), L.P.	2,881.65937	2,881.65937	—	—	0.451%
AMCE (Scarlett), L.P.	3,217.09064	3,217.09064	—	—	0.502%
JPMP BHCA	75,141.70772	96,316.47428	—	—	11.720%
J.P. Morgan Partners Global Investors (Selldown) II, L.P	12,661.15434	12,661.15434			1.975%
J.P. Morgan Partners Global Fund/AMC/Selldown II, L.P.	1,253.54618	1,253.54618			0.196%
J.P. Morgan Partners Global Investors (Selldown) II-C, L.P.	7,260.06533	7,260.06533			1.13239%

Apollo Investors	133,250.00000	133,250.00000	—	—	20.867%	34.839%
Apollo Investment Fund V, L.P.	114,328.50000	114,328.50000	—	—	17.904%
Apollo Overseas Partners V, L.P.	14,997.28750	14,997.28750	—	—	2.349%
Apollo Netherlands Partners V(A), L.P.	1,572.35000	1,572.35000	—	—	0.246%
Apollo Netherlands Partners V(B), L.P.	1,108.64000	1,108.64000	—	—	0.174%
Apollo German Partners V GmbH & Co. KG	1,243.22250	1,243.22250	—	—	0.195%

Other AMC Investors	115,975.00000	115,975.00000			18.162%	30.322%
Weston	25,000.00000	25,000.00000	—	—	3.915%	6.536%
Weston Presidio Capital IV, L.P.	24,610.43675	24,610.43675	—	—	3.854%
WPC Entrepreneur Fund II, L.P.	389.56325	389.56325	—	—	0.061%
Lexington	25,000.00000	25,000.00000	—	—	3.915%	6.536%
Co-Investment Partners, L.P.	25,000.00000	25,000.00000	—	—	3.915%
CDP	20,000.00000	20,000.00000	—	—	3.132%	5.229%
Caisse de Depot et Placement du Quebec	20,000.00000	20,000.00000	—	—	3.132%

	Class A Common Stock		Class L Common Stock
	Shares of	Shares of	Shares of	Shares of
	Class A-1	Class A-2	Class L-1	Class L-2		%Ownership	%Ownership
Schedule of Investors	Common Stock	Common Stock	Common Stock	Common Stock	%Interest	Class A	Class L
Alpinvest	17,500.00000	17,500.00000	—	—	2.741%	4.575%
AlpInvest Partners CS Investments 2003 C.V.	15,880.21779	15,880.21779	—	—	2.487%
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	1,425.69067	1,425.69067	—	—	0.223%
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	194.09155	194.09155	—	—	0.030%
Citigroup	12,500.00000	12,500.00000	—	—	1.958%	3.268%
SSB Capital Partners (Master Fund) I, L.P.	12,500.00000	12,500.00000	—	—	1.958%
CSFB	10,000.00000	10,000.00000			1.566%	2.615%
CSFB Strategic Partners Holdings II, L.P.	675.00000	675.00000	—	—	0.106%
CSFB Strategic Partners Parallel Holdings II, L.P.	6,825.00000	6,825.00000	—	—	1.069%
GSO Credit Opportunities Fund (Helios), L.P.	2,500.0000	2,500.0000	—	—	0.390%
Partners Group	5,000.00000	5,000.00000	—	—	0.783%	1.307%
Credit Suisse Anlagestiftung	500.00000	500.00000	—	—	0.078%
Pearl Holding Limited	2,250.00000	2,250.00000	—	—	0.352%
Partners Group Private Equity Performance Holding Limited	1,500.00000	1,500.00000	—	—	0.235%
Vega Invest (Guernsey) Limited	750.00000	750.00000	—	—	0.117%
Main Street Advisors	975.00000	975.00000	—	—	0.153%	0.255%
Screen Investors 2004, LLC	975.00000	975.00000	—	—	0.153%

Bain Investors			96,743.45338	96,743.45338	15.150%		37.778%
Bain Capital Holdings (Loews) I, L.P.	—	—	64,255.29248	64,255.29248	10.063%
Bain Capital AIV (Loews) II, L.P.	—	—	32,488.16090	32,488.16090	5.088%

Carlyle Investors			96,743.45338	96,743.45338	15.150%		37.778%
Carlyle Partners III Loews, L.P.	—	—	82,481.03776	82,481.03776	12.917%
CP III Coinvestment, L.P.	—	—	4,621.33715	4,621.33715	0.724%
TC Group Investment Holdings, L.P.	—		9,641.07847	9,641.07847	1.510%

Spectrum Investors			62,598.70578	62,598.70578	9.803%		24.444%
Spectrum Equity Investors IV, L.P.	—	—	61,503.22856	61,503.22856	9.632%
Spectrum Equity Investors Parallel IV, L.P.	—	—	363.07233	363.07233	0.057%
Spectrum Equity Investment Managers’ Fund, L.P.	—	—	732.40489	732.40489	0.115%

22

	Class A Common Stock		Class L Common Stock
	Shares of	Shares of	Shares of	Shares of
	Class A-1	Class A-2	Class L-1	Class L-2		%Ownership	%Ownership
Schedule of Investors	Common Stock	Common Stock	Common Stock	Common Stock	%Interest	Class A	Class L

Total	382,475.00000	382,475.00000	256,085.61254	256,085.61254	100.00%	100.000%	100.000%

Total Shares	1,277,121.22509

23

EXHIBIT A

SIGNATURE PAGE
TO THE
 STOCKHOLDERS AGREEMENT

By execution of this signature page,                                                                           hereby agrees, effective as of                     , to become a party to, be bound by the obligations of and receive the benefits of that certain Stockholders Agreement, dated as of                     , as amended from time to time, by and among AMC Entertainment Holdings, Inc., a Delaware corporation and the other parties named therein and shall be deemed to be an “Investor” for all purposes thereunder.

By:
Name:
Title:

Notice Address:

Accepted:

AMC ENTERTAINMENT HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT B

Regulatory Sideletter

[Attached hereto]

EXHIBIT C

Management Stockholders Agreement

[Attached hereto]

SCHEDULE 10(b)
Regulatory Problem Agreements

1.  Management Stockholders Agreement

2.  Management Rights Agreement, dated as of June 11, 2007, by and among the Company, the JPMP Investors and the Apollo Investors.

3.  Voting and Irrevocable Proxy Agreement, Dated as of June 11, 2007, among the Company, the JPMP Investors, the Apollo Investors and the AMC Investors.